                                                                    EXHIBIT 10.8


                                            [Draft: (NEW YORK) October 17, 1998]


================================================================================



                            NOTE PURCHASE AGREEMENT

                         Dated as of November __, 1998

                                 By and Among

                     SPECIALTY PRODUCTS & INSULATION CO.,

                        EVERCORE CAPITAL PARTNERS L.P.,

                     EVERCORE CAPITAL PARTNERS (NQ) L.P.,

                                      And

                    EVERCORE CAPITAL OFFSHORE PARTNERS L.P.



================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                      Page
                                                                      ----
ARTICLE I    DEFINITIONS...............................................  1
    (S)1.    Definitions...............................................  1

ARTICLE II   THE COMMITMENTS...........................................  9

    (S)2.01  The Commitments...........................................  9
    (S)2.02  Minimum Amount of Each Purchase...........................  9
    (S)2.03  Notes Issuable............................................  9
    (S)2.04  Pro Rata Borrowings....................................... 10
    (S)2.05  Reduction of Commitments on Expiration of Commitment
              Period................................................... 10
    (S)2.06  Reduction of Commitments upon Redemption of Notes......... 10
    (S)2.07  Use of Proceeds........................................... 10
    (S)2.08  Approval of Acquisition................................... 11
    (S)2.09  Election Notice........................................... 11
    (S)2.10  Initial Notice of Borrowing............................... 12
    (S)2.11  Notice of Borrowing....................................... 13
    (S)2.12  Purchaser Acknowledgment.................................. 14

ARTICLE III  THE NOTES................................................. 14

    (S)3.01  Form and Dating........................................... 14
    (S)3.02  Execution................................................. 14
    (S)3.03  Registrar and Paying Agent................................ 14
    (S)3.04  Transfer and Exchange..................................... 15
    (S)3.05  Replacement Securities.................................... 15
    (S)3.06  Outstanding Securities.................................... 16
    (S)3.07  Treasury Notes............................................ 16
    (S)3.08  Cancellation.............................................. 16
    (S)3.09  Deposit of Moneys......................................... 16
    (S)3.10  Restrictive Legends....................................... 16
    (S)3.11  Persons Deemed Owners..................................... 17
    (S)3.12  Record Date............................................... 17

ARTICLE IV   ISSUANCE AND SALE OF INITIAL NOTES........................ 17

    (S)4.01  Issuance and Sale of Initial Notes........................ 17
    (S)4.02  Price..................................................... 17
    (S)4.03  Closing................................................... 17

ARTICLE V    ISSUANCE AND SALE OF STANDBY NOTES........................ 18

    (S)5.01  Issuance and Sale of Standby Notes........................ 18

    (S)5.02  Price..................................................... 18

ARTICLE VI   REDEMPTION................................................ 18

    (S)6.01  Notices to Holders........................................ 18
    (S)6.02  Selection of Notes To Be Redeemed......................... 18
    (S)6.03  Notice of Redemption...................................... 19
    (S)6.04  Effect of Notice of Redemption............................ 19
    (S)6.05  Deposit of Redemption Price............................... 20
    (S)6.06  Securities Redeemed in Part............................... 20

ARTICLE VII  REPRESENTATIONS OF THE COMPANY............................ 20

    (S) 7.01 Representations of the Company............................ 20
    (S) 7.02 Representations of Each Purchaser......................... 22

ARTICLE VIII COVENANTS................................................. 24

    (S)8.01  Payment of Notes.......................................... 24
    (S)8.02  Reports................................................... 25
    (S)8.03  Limitation on Dividends................................... 25
    (S)8.04  Leverage.................................................. 25
    (S)8.05  Limitation on Affiliate Transactions...................... 25
    (S)8.06  Change of Control......................................... 26
    (S)8.07  Further Instruments and Acts.............................. 27
    (S)8.08  Taxes..................................................... 27
    (S)8.09  Stay, Extension and Usury Laws............................ 27
    (S)8.10  Corporate Existence....................................... 27

ARTICLE IX   CONDITIONS PRECEDENT...................................... 27

    (S)9.01  Conditions to Issuance and Sale of Initial Notes.......... 27
    (S)9.02  Conditions to Issuance and Sale of Stand-By Notes......... 28
    (S)9.03  Conditions Deemed Satisfied Under Certain Circumstances... 29

ARTICLE X    DEFAULTS AND REMEDIES..................................... 29

    (S)10.01 Events of Default......................................... 29
    (S)10.02 Acceleration.............................................. 31
    (S)10.03 Other Remedies............................................ 31
    (S)10.04 Waiver of Past Defaults................................... 32
    (S)10.05 Rights of Holders to Receive Payment...................... 32

ARTICLE XI   SUBORDINATION............................................. 32

    (S)11.01 Securities Subordinated to Senior Indebtedness............ 32
    (S)11.02 No Payment on Notes in Certain Circumstances.............. 32
    (S)11.03 Notes Subordinated to Prior Payment of All Senior
              Indebtedness on Dissolution, Liquidation or
              Reorganization of the Company............................ 33
    (S)11.04 Payee to Be Subrogated to Rights of Holders of Senior
              Indebtedness............................................. 35

                                     (ii)

    (S)11.05  Obligations of the Company Unconditional.................  35
    (S)11.06  Subordination Rights Not Impaired by Acts or Omissions
               of the Company or Holders of Senior Indebtedness........  36
    (S)11.07  Article XI Not to Prevent Events of Default..............  36

ARTICLE XII   INDENTURE................................................  36

    (S)12.01  Indenture................................................  36

ARTICLE XIII  AMENDMENTS...............................................  36

    (S)13.01  Without Consent of Holders...............................  36
    (S)13.02  With Consent of Holders..................................  37
    (S)13.03  Revocation and Effect of Consents and Waivers............  38

ARTICLE XIV   MISCELLANEOUS............................................  38

    (S)14.01  Governing Law............................................  38
    (S)14.02  Jurisdiction; Agents for Service of Process..............  38
    (S)14.03  Captions.................................................  39
    (S)14.04  Notices..................................................  39
    (S)14.05  Parties in Interest......................................  39
    (S)14.06  Counterparts.............................................  39
    (S)14.07  Entire Agreement.........................................  39
    (S)14.08  Severability.............................................  39


EXHIBIT A     Commitments
EXHIBIT B-1   Form of Initial Notice of Borrowing
EXHIBIT B-2   Form of Notice of Borrowing
EXHIBIT C     Form of Acknowledgment
EXHIBIT D-1   Form of Tranche A Note
EXHIBIT D-2   Form of Tranche B Note
EXHIBIT D-3   Form of Tranche C Note

                                     (iii)

                            NOTE PURCHASE AGREEMENT

          NOTE PURCHASE AGREEMENT (this "Agreement") dated as of November __, 1998, by and among SPECIALTY PRODUCTS & INSULATION CO., a Pennsylvania corporation (the "Company") and EVERCORE CAPITAL PARTNERS L.P., EVERCORE CAPITAL PARTNERS (NQ) L.P., and EVERCORE CAPITAL OFFSHORE PARTNERS L.P. (collectively "Purchasers").

                             W I T N E S S E T H :
                             --------------------

          WHEREAS, Irex Corporation, the Company and Purchasers are party to that certain Stock Subscription Agreement, dated as of October __, 1998 (the "Subscription Agreement"); and

          WHEREAS, the execution and delivery of this Agreement is a condition to the obligations of each of Irex Corporation, the Company and Purchasers under the Subscription Agreement; and

          WHEREAS, Purchasers wish to purchase and the Company wishes to issue and sell $3,500,000 in aggregate principal amount of its Adjustable Rate Junior Subordinated Pay-in-Kind Notes due 2007 and Purchasers wish to enter into a commitment to purchase up to an aggregate of an additional $20,000,000 principal amount of the Company's Adjustable Rate Junior Subordinated Pay-in-Kind Notes due 2007, all on the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, IT IS AGREED:

                                   ARTICLE I


                                  DEFINITIONS
                                  -----------

          (S)1.  Definitions.  When used in this Agreement, the following terms
                 -----------
shall have the respective meanings specified therefor below (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

          "Acquisition Cost" shall mean, (a) with respect to any Approved
           ----------------
Acquisition which is accomplished through the acquisition of equity interests in a Related Business, the aggregate cash purchase price paid for such equity interests, plus the documented fees, costs and expenses incurred in consummating such Approved Acquisition, plus the amount of Indebtedness assumed in connection with such Approved Acquisition, plus the present value of all payments associated with non-competition arrangements and earn-out obligations entered into in connection with such Approved Acquisition, and (b) with respect to any Approved Acquisition which is accomplished through the acquisition of assets constituting a Related Business, the aggregate cash purchase price paid for such assets, plus the documented fees, costs and expenses incurred in consummating such Approved Acquisition, plus the amount of Indebtedness assumed in connection with such Approved Acquisition, plus the present value of all payments associated with non-competition arrangements and earn-out obligations entered into in connection with such Approved Acquisition, minus all liabilities of the Related Business assumed by the Company or its subsidiaries in connection with an Approved Acquisition, plus (or minus) an amount equal to the amount by which the acquired net working capital assets of the Related Business on the relevant Approved Acquisition Closing Date are less than (or greater than) the Normalized Working Capital of such Related Business.

          "Additional Notes" shall mean the Additional Tranche A Notes, the
           ----------------
Additional Tranche B Notes and/or the Additional Tranche C Notes, as the context may require.

          "Additional Tranche A Notes" shall mean any additional Tranche A Notes
           --------------------------
issued in lieu of cash interest on the Tranche A Notes.

          "Additional Tranche B Notes" shall mean any additional Tranche B Notes
           --------------------------
issued in lieu of cash interest on the Tranche B Notes.

          "Additional Tranche C Notes" shall mean any additional Tranche C Notes
           --------------------------
issued in lieu of cash interest on the Tranche C Notes.

          "Adjusted Consolidated EBITDA" means, with respect to any period of
           ----------------------------
time, the sum of (i) Consolidated EBITDA, (ii) with respect to any Related Business acquired by the Company (including, but not limited to, any Approved Acquisition) the EBITDA of such Related Business for such period of time or such shorter period, as appropriate, which begins on the first day of the relevant period of time and ends on the last day of the full fiscal quarter preceding the date of the acquisition of such Related Business and (iii) the Pro Form Adjustments.

          "Affiliate" of any Person shall mean any Person directly or indirectly
           ---------
controlling, controlled by, or under common control with, such Person; provided
                                                                       --------
that, for the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or partnership interests, by contract or otherwise.

          "Affiliate Transaction" shall have the meaning assigned to such term
           ---------------------
in Section 8.05.

          "Agent" shall mean the Paying Agent, the Registrar, and any co-paying
           -----
agent or co-registrar.

          "Agreement" shall have the meaning assigned to such term in the
           ---------
preamble hereto.

          "Approved Acquisition" shall mean the acquisition of a Person,
           --------------------
division of a Person or a collection of assets which are engaged or utilizable in a Related Business (whether by acquisition of stock or assets, merger, consolidation, recapitalization or otherwise), which such acquisition has been approved expressly in writing by Purchasers in their sole discretion (subject to the provisions of Section 2.06 of this Agreement).

          "Approved Acquisition Closing Date" shall mean the date on which an
           ---------------------------------
Approved Acquisition is consummated.

          "Bankruptcy Event" shall have the meaning assigned to such term in
           ----------------
Section 11.03.

          "Bankruptcy Law" shall mean Title 11, United States Code, as amended,
           --------------
or any similar United States federal or state law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

          "Borrowing" shall mean (x) the issuance and sale of the Initial Notes
           ---------
or (y) the issuance and sale of Stand-By Notes pursuant to this Agreement in connection with an Approved Acquisition.

          A "business day" shall mean any day, other than a Saturday, Sunday or
             ------------
a day on which banks located in New York, New York shall be authorized or required by law to close.

          "Calculation Date" shall mean each of [September 30, 1999], [September
           ----------------
30, 2000], and [September 30, 2001].

          "Change of Control" shall mean the occurrence of any of the following
           -----------------
events: (a) any sale, lease, exchange or other transfer (collectively, a "Transfer") (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company and its subsidiaries; or (b) the acquisition by any Person or group of related or affiliated Persons (other than Purchasers) of the power, directly or indirectly, to vote or direct the voting of securities having more than 35% of the ordinary voting power for the election of directors of the Company or of any direct or indirect holding company thereof; provided that no Change of Control shall be deemed to occur pursuant to this clause (b), so long as Purchasers own an amount of securities representing a greater portion of such ordinary voting power than such Person or group of related or affiliated Persons.

          "Closing" shall have the meaning assigned to such term in Section
           -------
4.03.

          "Closing Date" shall have the meaning assigned to such term in Section
           ------------
4.03.

          "Commission" shall mean the United States Securities and Exchange
           ----------
Commission or any other Federal agency administering the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, and other Federal securities laws.

          "Commitment" shall mean with respect to any Purchaser, at any time the
           ----------
amount set forth opposite such Purchaser's name on Exhibit A hereto.
                                                   ---------

          "Commitment Period" shall mean the period from the Closing Date until
           -----------------
[September 30, 2001].

          "Company" shall have the meaning assigned to such term in the preamble
           -------
hereto.

          "Condition" of any Person shall mean the business, assets,
           ---------
liabilities, operations, results of operations or condition (financial or otherwise) of such Person.

          "Consolidated EBITDA" shall mean, with respect to the Company and its
           -------------------
subsidiaries for any period, EBITDA for the Company and its subsidiaries determined in accordance with U.S. generally accepted accounting principles for the period in question; provided, that the Consolidated EBITDA of the Company for each of the four fiscal quarters immediately preceding the Closing Date shall be deemed to be the amount set forth on Schedule I attached hereto.
                                              ----------

          "Consolidated Indebtedness" shall mean the aggregate Indebtedness of
           -------------------------
the Company and its subsidiaries on a consolidated basis, determined in accordance with generally accepted accounting principals.

          "Credit Agreement" shall mean [to come]
           ----------------

          "Custodian" shall have the meaning assigned to such term in Section
           ---------
10.01.

          "Default" shall mean any event that is, or after notice or passage of
           -------
time or both, would be, an Event of Default.

          "Drawing Date" shall mean each of [October 31, 1999], [October 31,
           ------------
2000] and [October 31, 2001], or, if any such day is not a business day, the immediately preceding business day.

          "EBITDA" shall mean, with respect to any Person for any period, the
           ------
sum, of (a) net income (or net loss), (b) interest expense, (c) income tax expense, (d) depreciation expense, (e) amortization expense, and (f) extraordinary or unusual losses deducted in calculating net income, minus extraordinary or unusual gains included in calculating net income, in each case for such Person determined in accordance with U.S. generally accepted accounting principles for the period in question.

          "Event of Default" shall have the meaning assigned to such term in
           ----------------
Section 10.01.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           -----------
amended, and the rules and regulations promulgated thereunder.

          "Holder" shall mean the Purchasers and any transferee of any Note
           ------
pursuant to the terms of this Agreement.

          "Indebtedness" shall mean, as to any Person, without duplication, (i)
           ------------
all indebtedness (including principal, interest, fees penalties and charges) of such Person for borrowed money or for the deferred purchase price of property or services evidenced by notes or other written obli-gations, (ii) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder, (iii) the aggregate amount required to be capitalized under leases with respect to which such Person is the lessee,
(iv) Indebtedness of other Persons assumed or guaranteed by such Person and (v) renewals, extensions and refundings of such Indebtedness.

          "Interest Payment Date" shall mean [March 31] and [September 30] of
           ---------------------
each year.

          "Interest Rate" shall mean the Tranche A Rate, the Tranche B Rate or
           -------------
the Tranche C Rate, as the case may be.

          "Initial Notes" shall mean $3,500,000 aggregate principal amount of
           -------------
Tranche A Notes, which such Tranche A Notes shall be issued and sold by the Company and purchased by the Purchasers on the Closing Date.

          "Initial Notice of Borrowing" shall have the meaning assigned to such
           ---------------------------
term in Section 2.10.

          "Maturity Date" shall mean March 30, 2007.
           -------------

          "Net Funded Indebtedness" shall mean all Indebtedness of the Company
           -----------------------
and its subsidiaries on a consolidated basis under the Credit Agreement minus all cash and cash equivalents of the Company and its subsidiaries on a consolidated basis.

          "Normalized Working Capital" shall mean, with respect to any Person as
           --------------------------
of any date, the average level of net working capital of such Person during the four full fiscal quarters immediately preceding such determination date.

          "Notes" shall mean the Adjustable Rate Junior Subordinated Pay-in-Kind
           -----
Notes issued by the Company pursuant to this Agreement and shall include the Tranche A Notes, the Tranche B Notes, the Tranche C Notes and any Additional Notes issued in respect of any of them.

          "Notice of Borrowing" shall have the meaning assigned to such term in
           -------------------
Section 2.11.

          "Paying Agent" shall have the meaning assigned to such term in Section
           ------------
3.03.

          "Payment Blockage Period" shall have the meaning assigned to such term
           -----------------------
in Section 11.02.

          "Payment Default" shall have the meaning assigned to such term in
           ---------------
Section 11.02.

          "Payment Notice" shall have the meaning assigned to such term in
           --------------
Section 11.02.

          "Person" shall mean and include an individual, a partnership, a joint
           ------
venture, a corporation, a limited liability company, a limited liability partnership, a trust, an incorporated organization and a government or any department or agency thereof.

          "Private Placement Legend" shall have the meaning assigned to such
           ------------------------
term in Section 3.10.

          "Pro Forma Adjustments" means (i) any adjustments certified by the
           ---------------------
chief financial officer of the Company that would, in the reasonable determination of the Company, satisfy the requirements of Rule 11-02(a) of Regulation S-X of the Securities Act of 1933, as amended, if included in a registration statement filed with the Commission and (ii) any other operating expense reductions reasonably expected to result from the acquisition of a Related Business, if such reductions are (1) set forth in reasonable detail in a plan approved by and set forth in resolutions adopted by the Board of Directors of the Company, and (2) limited to operating expenses specified in such plan (and if any reductions are set forth in a range, the lowest amount of such range) that would otherwise have resulted in the payment of cash within twelve months after the date of the consummation of such transaction, net of any operating expenses (other than extraordinary items, non-recurring or temporary charges and other, similar one-time expenses) reasonably expected to be incurred to implement such plan and that are to be paid in cash during such twelve-month period, certified by the chief financial officer of the Company.

          "Purchasers" shall have the meaning assigned to such term in the
           ----------
preamble hereto.

          "Record Date" shall mean [March 15] and [September 15] of each year.
           -----------

          "Redemption Date" when used with respect to any Note, means the date
           ---------------
for the redemption of such Note pursuant to this Agreement and the notes by a notice delivered pursuant to the terms of Section 4.01 of this Agreement.

          "Registrar" shall have the meaning assigned to such term in Section
           ---------
3.03.

          "Related Business" shall mean the business of  (a) distributing and/or
           ----------------
fabricating mechanical insulation, architectural/acoustical products and related specialty products to commercial and industrial end-users, (b) offering customized fabrication, export and other value-added services related to such products or (c) any other complementary business which is approved by the Company's Board of Directors in its reasonable discretion.

          "Residual Commitment Period" shall mean the Tranche B Commitment
           --------------------------
Period and Tranche C Commitment Period.

          "Residual Tranche Closing Date" shall mean [November 20, 2001].
           -----------------------------

          "Restricted Security" shall have the meaning assigned to such term in
           -------------------
Rule 144(a)(3) under the Securities Act of 1933, as amended.

          "Senior Indebtedness" shall mean any Indebtedness of the Company
           -------------------
(including, but not limited to, (x) any Indebtedness under the Credit Agreement and any related fees and other obligations thereunder and (y) any interest accruing subsequent to the filing of a petition for bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law), whether outstanding on the date of this Agreement or the issue date of any Note or hereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Notes. Notwithstanding the foregoing, Senior Indebtedness shall not include any of the following amounts (whether or not constituting Indebtedness as defined in this Agreement), (i) any Indebtedness of the Company to a subsidiary or Affiliate of the Company, (ii) Indebtedness to, or guaranteed by the Company on behalf of, any director, officer or employee of the Company or any subsidiary (including, without limitation, amounts owed for compensation), (iii) Indebtedness and other amounts owing to trade creditors incurred in connection with obtaining goods, materials or services, (iv) any liability for federal, state, local or other taxes owed or owing by the Company and (v) any Indebtedness which is, by its express terms, subordinated in right of payment to any other Indebtedness of the Company; provided, that, with respect to the obligation of the Company in respect of any Note, the obligation of the Company in respect of all other Notes shall be pari passu.
         ---- -----

          "Stand-By Closing Date" shall mean a Tranche A Closing Date or the
           ---------------------
Residual Tranche Closing Date as the case may be.

          "Stand-By Notes" shall mean all Notes which are not Initial Notes or
           --------------
Additional Notes.

          "Subscription Agreement" shall have the meaning assigned to such term
           ----------------------
in the first recital hereto.

          "Subsequent PIK Election" shall have the meaning assigned to such
           -----------------------
terms in Section 8.01.

          "subsidiary" shall have the meaning assigned to such term in Section
           ----------
7.03.

          "Total Unallocated Amount" shall have the meaning assigned to such
           ------------------------
term in Section 2.11.

          "Tranche A Closing Date" shall mean each of [November 20, 1999], and
           ----------------------
[November 20, 2000].

          "Tranche A Commitment" with respect to any Purchaser as of any date,
           --------------------
shall mean the amount of such Purchaser's Commitment, as such Tranche A Commitment shall be reduced from time to time under Sections 2.05 and 2.06 of this Agreement.

          "Tranche A Commitment Period" shall mean the period commencing on the
           ---------------------------
Closing Date and ending on and including [September 30, 2000].

          "Tranche A Notes" shall mean those Notes issued by the Company and
           ---------------
purchased by the Purchaser pursuant to the Tranche A Commitments.

          "Tranche A Rate" shall mean 11.00% per annum.
           --------------

          "Tranche B Allocation"  shall have the meaning assigned to such term
           --------------------
in Section 2.11.

          "Tranche B Commitment" with respect to any Purchaser as of any date
          ---------------------
shall mean the amount of such Purchaser's Commitment minus the aggregate principal amount of Tranche A Notes (other than Tranche A Notes which constitute Additional Notes) purchased by such Purchaser pursuant to the terms of this Agreement which are issued and outstanding on such date, as such Tranche B Commitment shall be reduced from time to time under Sections 2.05 and 2.06 of this Agreement.

          "Tranche B Commitment Period" shall mean the period commencing on
           ---------------------------
[October 1, 2000], and ending on and including [March 31, 2001].

          "Tranche B Notes" shall mean those Notes issued by the Company and
           ---------------
purchased by the Purchaser pursuant to the Tranche B Commitments.

          "Tranche B Rate" shall mean 12.00% per annum, plus the Treasury
           --------------
Spread.

          "Tranche B Unallocated Amount" shall have the meaning assigned to such
           ----------------------------
term in Section 2.11.

          "Tranche C Commitment" with respect to any Purchaser, as of any date,
           --------------------
shall mean the amount of such Purchaser's Commitment minus the sum of (x) the aggregate principal amount of Tranche A Notes (other than Tranche A Notes which constitute Additional Notes) purchased by such Purchaser pursuant to the terms of this Agreement which are issued and outstanding on such date and (y) the aggregate principal amount of Tranche B Notes (other than Tranche B Notes which constitute Additional Notes) purchased by such Purchaser pursuant to the terms of this Agreement which are issued and outstanding on such date, as such Tranche C Commitment shall be reduced from time to time under Sections 2.05 and 2.06 of this Agreement.

          "Tranche C Commitment Period" shall mean the period commencing on
           ---------------------------
[April 1, 2001], and ending on and including [September 30, 2001].

          "Tranche C Notes" shall mean those Notes issued by the Company and
           ---------------
purchased by the Purchaser pursuant to the Tranche C Commitments.

          "Tranche C Rate" shall mean 13.00% per annum, plus the Treasury
           --------------
Spread.

          "Treasury Spread" shall mean the difference, if any, between (a) the
           ---------------
difference between (i) 11.00% per annum and (ii) the Yield for United States Treasury Notes with a maturity of seven years on [March 31, 2001] ( with respect to the Tranche B Notes), or [September 30, 2001] (with respect to the Tranche C Notes), and (b) the difference between (i) 11.00% per annum and (ii) the Yield for United States Treasury Notes with a maturity of seven years on the Closing Date.

          "Yield" with respect to any United States Treasury Notes as of any
           -----
determination date, shall mean the mean yield of such United States Treasury Notes for the five trading days ending on and including the third trading day preceding such determination date, as determined from daily yields published by the Federal Reserve Bank of New York or, if no such publication is available, the average of the yield quotations for such period for United States Treasury Notes of the appropriate maturity as of 3:00 PM New York City time, received by the Purchaser from New York dealers of United States Treasury Notes of recognized standing.

                                  ARTICLE II

                                THE COMMITMENTS
                                ---------------

          (S)2.01  The Commitments.  (a)  The Tranche A Commitment.  Subject to
                   ---------------        ------------------------
and upon the terms and conditions set forth herein, each Purchaser severally (and not jointly) agrees on the Closing Date and/or each Tranche A Closing Date to purchase Tranche A Notes from the Company at a purchase price equal to 100% of the aggregate principal amount of the Tranche A Notes so purchased; provided, however, that the aggregate principal amount of Tranche A Notes (other than Tranche A Notes which constitute Additional Notes) so purchased by any Purchaser shall not, at any time, exceed the amount of such Purchaser's Tranche A Commitment at such time.

          (b) The Tranche B Commitment.  Subject to and upon the terms and
              ------------------------
conditions set forth herein, each Purchaser severally (and not jointly) agrees on the Residual Tranche Closing Date to purchase Tranche B Notes from the Company at a purchase price equal to 100% of the aggregate principal amount of the Tranche B Notes so purchased; provided, however, that the aggregate principal amount of Tranche B Notes (other than Tranche B Notes which constitute Additional Notes) so purchased by any Purchaser shall not exceed the amount of such Purchaser's Tranche B Commitment.

          (c) The Tranche C Commitment.  Subject to and upon the terms and
              ------------------------
conditions set forth herein, each Purchaser severally (and not jointly) agrees on the Residual Tranche Closing Date to purchase Tranche C Notes from the Company at a purchase price equal to 100% of the aggregate principal amount of the Tranche C Notes so purchased; provided, however, that the aggregate principal amount of Tranche C Notes (other than Tranche C Notes which constitute Additional Notes) so purchased by any Purchaser shall not exceed the amount of such Purchaser's Tranche C Commitment.

          (S)2.02  Minimum Amount of Each Purchase.  The aggregate principal
                   -------------------------------
amount of Notes purchased by the Purchasers hereunder in each Borrowing shall be in a minimum amount of $1,000,000, except that nothing set forth in this Section
2.02 shall prohibit the issuance of Additional Notes in lieu of cash interest payable on any Notes as permitted by Section 8.01 hereof.

          (S)2.03  Notes Issuable.  The aggregate principal amount of Notes
                   --------------
which shall be issued and sold under this Agreement shall not exceed $23,500,000 plus, the aggregate amount of Additional Notes issued in lieu of cash interest on any Notes as permitted by Section 8.01 hereof.

          (S)2.04  Pro Rata Borrowings.  All Borrowings under this Agreement
                   -------------------
shall be made from the Purchasers pro rata on the basis of their Commitments. It is understood that no Purchaser shall be responsible for any default by any other Purchaser of its obligation to purchase Notes hereunder and that each Purchaser shall be obligated to purchase the Notes required to be purchased by it hereunder regardless of the failure of any other Purchaser to fulfill its obligations under this Agreement.

          (S)2.05  Reduction of Commitments on Expiration of Commitment Period.
                   ------------------------------------------------------------
(a)  Tranche A Commitment.  Upon the expiration of the Tranche A Commitment
     --------------------
Period, the Tranche A Commitments shall automatically, without action by the Company or any Purchaser, be reduced to zero; provided that nothing contained in this Section 2.05(a) shall prevent the Company from requiring Purchasers to purchase Tranche A Notes (to the extent Purchasers would otherwise be required to do so under this Agreement) in respect of Approved Acquisitions consummated since the immediately preceding Calculation Date on the next succeeding Tranche A Closing Date.

          (b) Tranche B Commitment.  Upon the expiration of the Tranche B
              --------------------
Commitment Period, the Tranche B Commitments shall automatically, without action by the Company or any Purchaser, be reduced to zero; provided that nothing contained in this Section 2.05(b) shall prevent the Company from requiring Purchasers to purchase Tranche B Notes (to the extent Purchasers would otherwise be required to do so under this Agreement) in respect of Approved Acquisitions consummated during the Tranche B Commitment Period on the Residual Tranche Closing Date.

          (c) Tranche C Commitment.  Upon the expiration of the Tranche C
              --------------------
Commitment Period, the Tranche C Commitments shall automatically, without action by the Company or any Purchaser, be reduced to zero; provided, that nothing contained in this Section 2.05(c) shall prevent the Company from requiring Purchasers to purchase Tranche C Notes (to the extent Purchasers would otherwise be required to do so under this Agreement) in respect of Approved Acquisitions consummated during the Tranche C Commitment Period on the Residual Tranche Closing Date.

          (S)2.06  Reduction of Commitments upon Redemption of Notes.  Upon the
                   -------------------------------------------------
redemption of any Notes pursuant to Article VI of this Agreement and Section 5 of the Notes, the Commitments shall be automatically, without any action by the Company or any Purchaser, be reduced by an amount equal to the aggregate principal amount of Notes so redeemed; provided, that such reduction shall be applied proportionately to reduce the Commitment of each Purchaser hereunder.

          (S)2.07  Use of Proceeds.  (a)  Initial Notes.  The proceeds of the
                   ---------------        -------------
issuance and sale by the Company of the Initial Notes may be used for the general corporate purposes of the Company.

          (b) Stand-By Notes.  The proceeds of the issuance and sale by the
              --------------
Company of any Stand-By Notes shall be used solely to pay up to 25% (but not more than 25%) of the Acquisition Cost of an Approved Acquisition; provided the Purchasers shall not be obligated to purchase Stand-By Notes unless the Company's pro forma ratio of Net Funded Indebtedness to Consolidated EBITDA, after giving effect to the relevant Approved Acquisition and all previous acquisitions of Related Business and the use of proceeds of the Stand-By Notes to be sold on the relevant Stand-By Closing Date, for the four full fiscal quarters immediately preceding the relevant Standby-By Closing Date shall be in excess of 2.5:1, and then only to the extent of that portion of the Company's pro forma Net Funded Indebtedness which is in excess of the Company's Adjusted Consolidated EBITDA (after giving effect to the relevant Approved Acquisition and all previous acquisitions of Related Businesses and the use of proceeds of the Stand-By Notes to be sold on the relevant Stand-By Closing Date) for the immediately preceding four full fiscal quarters multiplied by 2.5.

          (S)2.08  Approval of Acquisition.  Purchasers shall not be entitled to
                   -----------------------
withhold their approval of any proposed acquisition solely because Purchasers object to the Company's proposed sources or methods of financing for such acquisition (including, without limitation, the issuance and sale of Notes pursuant to this Agreement). The Company shall provide Purchasers with such financial and other information (including, without limitation, historical and pro forma financial statements, projections and legal accounting, business and environmental due diligence reports) as Purchasers shall reasonably request in order for Purchasers to determine whether to approve any such proposed acquisition.

          (S)2.09  Election Notice.  On each Approved Acquisition Closing Date,
                   ---------------
which occurs during the Commitment Period, the Company will deliver to Purchasers a notice (an "Election Notice") which shall set forth:

               (i)   the Acquisition Cost of such Approved Acquisition;

               (ii) the Net Funded Indebtedness of the Company on such Approved Acquisition Closing Date after giving effect to such Approved Acquisition;

               (iii) the Adjusted Consolidated EBITDA of the Company for the immediately preceding four full fiscal quarters after giving effect to such Approved Acquisition and all previous acquisitions of Related Businesses;

               (iv) the pro forma ratio of Net Funded Indebtedness to Adjusted Consolidated EBITDA of the Company and its subsidiaries for the immediately preceding four full fiscal quarters after giving effect to such Approved Acquisition and all previous acquisitions of Related Businesses;

               (v) a statement either (x) that no Default or Event of Default exists and is continuing with respect to the Notes, nor, based on the information available to the Company at such time, will a Default or Event of Default result from the issuance and sale of Stand-By Notes in an aggregate principal amount specified in the Election Notice or (y) specifying such Default or Event of Default;

               (vi)  a statement (x) that all conditions set forth in Section
     9.02 of this Agreement have been satisfied as of such Approved Acquisition Closing Date or (y) specifying which such conditions have not been satisfied; and

               (vii) either (A) the amount of the Acquisition Cost which the Company will require the Purchasers to fund through the acquisition of Notes on the next succeeding Stand-By Closing Date (the "Election Amount"), or (B) that the Company has elected not to specify an Election Amount with respect to such Approved Acquisition; provided that the Election Amount with respect to any Approved Acquisition shall not exceed the least of (x) 25% of the Acquisition Cost, (y) the amount by which (I) the pro forma Net Funded Indebtedness of the Company on such Approved Acquisition Closing Date after giving effect to such Approved Acquisition exceeds (II) the Adjusted Consolidated EBITDA of the Company for the immediately preceding four full fiscal quarters (after giving effect to such Approved Acquisition and all previous acquisitions of Related Businesses) multiplied by 2.5 and
     (z) the aggregate Commitments, minus the sum of (i) the aggregate principal amount of all outstanding Notes (other than Additional Notes) purchased by the Purchasers pursuant to this Agreement and (ii) the aggregate of all Election Amounts, if any, specified in Election Notices delivered since the later of the Closing Date or the immediately preceding Stand-By Closing Date, as the case may be; provided, further, that no Election Amount may be specified in any Election Notice which also specifies a Default or Event of Default pursuant to clause (v)(y) of this sentence or which does not specify that all of the conditions set forth in
     Section 9.02 of this Agreement have been met on such Approved Acquisition Closing Date.

          If an Election Notice specifies an Election Amount, the Purchasers shall be obligated on the next succeeding Stand-By Closing Date to purchase an aggregate principal amount of Notes equal to such Election Amount; it being understood that, if an Election Notice specifying an Election Amount is delivered to Purchasers in connection with any Approved Acquisition, Purchasers shall not be obligated to purchase Notes in respect of such Approved Acquisition in excess of the Election Amount properly specified in such Election Notice.

          Any Election Notice delivered with respect to an Approved Acquisition which is consummated within the Tranche A Commitment Period which states an Election Amount shall be deemed to require Purchasers to purchase an amount of Tranche A Notes equal to the Election Amount. Any Election Notice delivered with respect to an Approved Acquisition Closing Date which occurs within the Tranche B Commitment Period which states an Election Amount shall be deemed to require Purchasers to purchase an amount of Tranche B Notes equal to the Election Amount stated in such election Notice. Any Election Notice delivered with respect to an Approved Acquisition Closing Date which occurs within the Tranche C Commitment Period which states an Election Amount shall be deemed to require Purchasers to purchase an amount of Tranche C Notes equal to the Election Amount stated in such election Notice.

          (S)2.10  Initial Notice of Borrowing.  Three business days before the
                   ---------------------------
Closing Date, the Company, to the extent it wishes to make a Borrowing in respect of the Initial Notes, shall notify Purchasers of such intent. Such notice (the "Initial Notice of Borrowing") shall be substantially in the form of Exhibit B-1 hereto and shall specify the aggregate principle amount of
-----------

Initial Notes to be issued and sold by the Company and purchased by Purchasers pursuant to such Borrowing, the date of such Borrowing (which shall be Closing
Date) and the proposed use of proceeds of such Borrowing.

          (S)2.11  Notice of Borrowing.  (a)  Prior to 11:00 A.M. New York City
                   -------------------
time on each Drawing Date, Borrower shall deliver a Notice of Borrowing to the Purchasers in the form of Exhibit B-2 attached hereto (a "Notice of
                           -----------
Borrowing"). Such Notice of Borrowing shall be appropriately completed to specify the aggregate principal amount of Notes to be issued and sold by the Company and purchased by Purchasers pursuant to such Borrowing, whether such Notes will be Tranche A Notes, Tranche B Notes or Tranche C Notes, the Stand-By Closing Date to which such Notice of Borrowing relates and the proposed use of proceeds of such Notes (which such use of proceeds shall be consistent with Section 2.07 of this Agreement).

          (b) The maximum amount of Notes which the Company may require Purchasers to purchase pursuant to any Notice of Borrowing shall be equal to the greater of (i) the aggregate of all Election Amounts specified in all Election Notices delivered since the last Calculation Date or, if no Calculation Date has yet occurred, the Closing Date, and (ii) the lesser of (x) 25% of the aggregate Acquisition Cost of all Approved Acquisitions consummated since the last Calculation Date or, if no Calculation Date has yet occurred, the Closing Date, and (y) the amount by which (i) the Net Funded Indebtedness of the Company on the immediately preceding Calculation Date after giving effect to any Approved Acquisition consummated on such Calculation Date exceeds (ii) the Adjusted Consolidated EBITDA of the Company for the immediately preceding four full fiscal quarters (after giving effect to such Approved Acquisition and all previous acquisitions of Related Businesses) multiplied by 2.5; provided that if the Company has delivered an Election Notice with respect to any Approved Acquisition, the Purchasers shall not be required to purchase Notes in respect of such Approved Acquisition in an aggregate principal amount in excess of the Election Amount specified in such Election Notice.

          (c) The aggregate principal amount of Notes to be issued and sold by the Company and purchased by Purchasers and which are not the subject of an Election Notice specifying an Election Amount on the Residual Tranche Closing Date (the "Total Unallocated Amount") shall be allocated among Tranche B Notes and Tranche C Notes as set forth in this Section 2.11(c). The aggregate principal amount of Tranche B Notes to be purchased by Purchasers on the Residual Tranche Closing Date (the "Tranche B Allocation") shall be equal to the aggregate principal amount of Notes to be purchased as specified in the relevant Notice of Borrowing multiplied by a fraction, the numerator of which shall be the aggregate maximum Election Amount possible under each Election Notice delivered in respect of Approved Acquisitions consummated in the Tranche B Commitment Period, which such Election Notices did not specify an Election Amount and the denominator of which shall be the aggregate maximum Election Amount possible under each Election Notice delivered in respect of Approved Acquisitions consummated in the Residual Commitment Period, which such Election Notices did not specify an Election Amount. The aggregate principal amount of Tranche C Notes to be purchased by the Purchasers on the Residual Closing Date shall be equal to the difference between the Total Unallocated Amount and the Tranche B Allocation.

          (S)2.12  Purchaser Acknowledgment.  Upon receiving an Election Notice
                   ------------------------
which specifies an Election Amount and is in form and substance satisfactory to them, Purchasers shall, at the request of the Company deliver to the Company and/or any banking institution specified by the Company an Acknowledgment substantially in the form of Exhibit C attached hereto. Such Acknowledgment
                             ---------
shall contain the Purchasers irrevocable commitment to purchase on the next succeeding Stand-By Closing Date an aggregate principal amount of Notes equal to the Election Amount specified in the related Election Notice.

                                  ARTICLE III


                                   THE NOTES
                                   ---------

          (S) 3.01  Form and Dating.  The Tranche A Notes (and any Additional
                    ---------------
Tranche A Notes) shall be substantially in the form of Exhibit D-1 hereto.  The
                                                       -----------
Tranche B Notes (and any Additional Tranche B Notes) shall be substantially in the form of Exhibit D-2 hereto. The Tranche C Notes (and any Additional Tranche
            -----------
C Notes) shall be substantially in the form of Exhibit D-3 hereto.  The
                                               -----------
securities may have notations, legends or endorsements required by applicable law, rule, regulation or usage. The Company shall approve the form of the Notes and any notation, legend or endorsement on them. Each Note shall be dated the date of its issuance.

          The terms and provisions contained in the forms of the Notes annexed hereto as Exhibits D-1, Exhibits D-2 and Exhibits D-3, shall constitute, and are
          ------------  ------------     ------------
hereby expressly made, a part of this Agreement and, to the extent applicable, the Company and the Purchasers and each other Holder, by their execution and delivery of this Agreement and/or their acceptance of any Notes, expressly agree to such terms and provisions and to be bound thereby.

          (S)3.02  Execution.  (a)  Two officers of the Company (one of whom
                   ----------
shall be the Chief Executive Officer, President or any Vice-President of the Company and the other of whom shall be a Secretary or Assistant Secretary of the Company) shall sign (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) the Notes for the Company by manual or facsimile signature.

          (b) The Notes shall be issuable in fully registered form only, without coupons, in denominations of $1,000 and any integral multiple thereof, except that Additional Notes may be issued in denominations which are not integral multiples of $1,000.

          (S)3.03  Registrar and Paying Agent.  (a)  The Company shall maintain
                   --------------------------
an office or agency where (i) Notes may be presented for registration of transfer or for exchange ("Registrar"), (ii) Notes may be presented for payment ("Paying Agent") and (iii) notices and demands to or upon the Company in respect of the Notes and this Agreement may be served. The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent, Registrar or co-registrar without prior notice to any Holder. The Company shall notify the Holders of the name and address of any Agent not a party to this Agreement. If the Company fails to (or chooses not to) appoint or maintain another entity as Registrar or Paying Agent, the Company shall act as such. The Company may act as Paying Agent, Registrar or co-registrar. The Company shall enter into an appropriate agency agreement with any Agent not a party to this Agreement. The agreement shall implement the provisions of this Agreement that relate to such Agent. The Company shall notify the Holders of the name and address of any such Agent.

          (b) The Company shall serve as the initial Paying Agent and Registrar of the Notes.

          (c) Any of the Registrar, the Paying Agent or any other agent may resign upon 30 days' notice to the Company. The office of the Paying Agent and Registrar for purposes of this Section 3.03 shall initially be at the offices of the Company, as set forth in Section 14.05.

          (S)3.04  Transfer and Exchange.  (a)  No Notes may be sold,
                   ---------------------
transferred or conveyed by the Holder thereof to any Person who is not a Purchaser, an Affiliate of a Purchaser (including, without limitation any co-investment vehicle permitted to be formed pursuant to the Agreements of Limited Partnership of Purchasers) or a limited partner of a Purchaser without the express written consent of the Board of Directors of the Company. In the event that any Purchaser transfers any Notes pursuant to this Article III, it may, at its option, transfer all or any portion of its Commitment to the transferee of such Notes, and (x) such Purchaser shall thereafter have no obligation to the Company with respect to the portion of such Commitment so transferred, and (y) such transferee shall, thereafter, be deemed to be a Purchaser for all purposes of this Agreement.

          (b) Where Notes are presented to the Registrar or a co-registrar with a request to register the transfer thereof or exchange them for an equal principal amount of Notes of other denominations, the Registrar shall register the transfer or make the exchange; provided, that any Note presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registrations of transfer and exchanges, the Company shall issue Notes at the Registrar's request.

          (c) The Company and the Registrar shall not be required (i) to issue, to register the transfer of or to exchange Notes during a period beginning at the opening of business on a business day 15 days before the day of any selection of Notes for redemption pursuant to Article VI and ending at the close of business on the day of selection, (ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part or (iii) to register the transfer or exchange of a Note between the Record Date and the next succeeding Interest Payment Date.

          (d) No service charge shall be made for any registration of a transfer or exchange (except as otherwise expressly permitted herein).

          (S)3.05  Replacement Securities.  (a)  If any mutilated Note is
                   ----------------------
surrendered to the Registrar or the Company, or the Registrar or the Company receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Company shall issue and authenticate a replacement

Note. If required by the Company, an indemnity bond must be supplied by the Holder that is sufficient in the reasonable judgment of the Company to protect the Company or any Agent from any loss which any of them may suffer if a Note is replaced. The Company may charge a Holder for reasonable out-of-pocket expenses in replacing a Note, including fees and expenses of counsel.

          (b) Every replacement Note is an additional obligation of the Company and shall be entitled to the benefits of this Agreement.

          (S)3.06  Outstanding Securities.  (a)  The Notes outstanding at any
                   ----------------------
time are all the Notes issued by the Company except for those cancelled by the Company, those delivered to the Registrar for cancellation and those described in this Section as not outstanding.

          (b) If a Security is replaced pursuant to Section 3.05, it ceases to be outstanding unless and until the Company receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

          (c) If the principal amount of any Note is considered paid under
Section 8.01, it ceases to be outstanding and interest on it ceases to accrue.

          (d) Subject to Section 3.07, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

          (S)3.07  Treasury Notes.  In determining whether the Holders of the
                   --------------
required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, any of its subsidiaries or any of their respective controlled Affiliates shall be considered as though not outstanding.

          (S)3.08  Cancellation.  The Company and Paying Agent shall forward to
                   ------------
the Registrar any Notes surrendered to them for registration of transfer, exchange or payment. The Registrar shall cancel all Notes, if not already cancelled, surrendered for registration of transfer, exchange, payment, replacement or cancellation.

          (S)3.09  Deposit of Moneys.  Prior to 11:00 a.m. New York City time on
                   -----------------
each Interest Payment Date and on the Maturity Date, the Company shall have deposited with the Paying Agent in trust for the Holders in immediately available funds money (or subject to Section 8.01 of this Agreement, with respect to the payment of interest only, at the Company's option, Additional Notes) sufficient to make cash payments, if any, due on such Interest Payment Date or on the Maturity Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders such Interest Payment Date or on the Maturity Date, as the case may be.

          (S)3.10  Restrictive Legends.   (a)  Each Note that constitutes a
                   -------------------
Restricted Security shall bear the following legend (the "Private Placement Legend"), on the face thereof unless otherwise agreed by the Company and the Securityholder thereof:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF.

          (b) General.  By its acceptance of any Note bearing the Private
              -------
Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Agreement and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Agreement.

          (S)3.11  Persons Deemed Owners.  Prior to due presentment of a Note
                   ---------------------
for registration of transfer, the Company, any Paying Agent, any Registrar and any co-registrar may deem and treat the Person in whose name any Note shall be registered upon the register of Notes kept by the Registrar as the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of the ownership or other writing thereon made by anyone other than the Company, any Registrar or any co-registrar) for the purpose of receiving payments of principal of or interest on such Note and for all other purposes; and none of the Company, any Paying Agent, any Registrar or any co-registrar shall be affected by any notice to the contrary.

          (S)3.12  Record Date.  The record date for purposes of determining the
                   -----------
identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Agreement shall be 30 days prior to the first solicitation of such consent.

                                  ARTICLE IV


                      ISSUANCE AND SALE OF INITIAL NOTES
                      ----------------------------------

          (S)4.01  Issuance and Sale of Initial Notes.  Subject to the terms and
                   ----------------------------------
conditions set forth in this Agreement, the Company agrees to issue and sell to the Purchasers, and the Purchasers severally (and not jointly) agree to purchase, on a pro rata basis in accordance with their relative Commitments, on
               --- ----
the Closing Date the Initial Notes, such Notes to be issued in the names and denominations specified by or on behalf of each Purchaser in a notice to be delivered to the Company no later than the business day prior to the Closing Date.

          (S)4.02  Price.  In full consideration for the issuance by the Company
                   -----
of the Initial Notes, Purchasers shall pay to the Company, on the Closing Date, an aggregate of $3,500,000 by wire transfer of immediately available funds to the account or accounts identified to the Purchasers at least two business days prior to the Closing Date.

          (S)4.03  Closing.  The sale referred to in Section 4.01 (the
                   -------
"Closing") shall take place at 10:00 a.m. New York City time at the offices of White & Case LLP on [October __,] 1998, or at such other time and date (not later than [December 31, 1998]) as the parties hereto shall designate in writing. Such date is herein referred to as the "Closing Date".

                                   ARTICLE V


                      ISSUANCE AND SALE OF STANDBY NOTES
                      ----------------------------------

          (S)5.01  Issuance and Sale of Standby Notes.  Subject to the terms and
                   ----------------------------------
conditions set forth in this Agreement, the Company agrees, from time to time, to issue and sell to the Purchasers, and the Purchasers severally (and not jointly) agree, from time to time, to purchase on a pro rata basis, in accordance with their relative Commitments on the date specified in the relevant Notice of Borrowing, the aggregate principal amount of Tranche A Notes, Tranche B Notes or Tranche C Notes, as the case may be, specified in the Notice of Borrowing, such Notes to be issued in the names and denominations specified by or on behalf of each Purchaser in a notice to be delivered to the Company no later than the business day prior to the applicable Stand-By Closing Date; provided, that under no circumstances shall a Purchaser be obligated to purchase any Stand-By Notes (other than Stand-By Notes which are Additional Notes) unless on such Stand-By Closing Date, the Approved Acquisition to which the Notice of Borrowing to which such Stand-By Notes relate is consummated.

          (S)5.02  Price.  In full consideration for the issuance by the Company
                   -----
of any Stand-By Notes, each Purchaser shall pay to the Company, on the applicable Stand-By Closing Date, an amount in cash equal to 100% of the aggregate principal amount of the Stand-By Notes purchased by such Purchaser pursuant to this Agreement, by wire transfer to the account or accounts identified to the Purchasers at least two business days prior to the applicable Stand-By Closing Date.

                                  ARTICLE VI


                                  REDEMPTION
                                  ----------

          (S)6.01  Notices to Holders.  If the Company elects to redeem Notes
                   ------------------
pursuant to paragraph 5 of the Notes, it shall notify the Holders in writing of the Redemption Date and the principal amount of Holders to be redeemed.

          The Company shall give each notice to the Holders provided for in this Section at least 30 days but no more than 60 days before the Redemption Date unless each Holder consents to a shorter period. Such notice shall be accompanied by a certificate executed by an officer of the Company to the effect that such redemption will comply with the conditions set forth in this Agreement and in the Notes.

          (S)6.02  Selection of Notes To Be Redeemed.  In the case of any
                   ---------------------------------
partial redemption of the Notes, selection of the Notes for redemption will be made by the Company on a pro rata basis among the Holders and among tranches of Notes. Notes may be redeemed in part in multiples of $1,000 principal amount only. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note. On and after any redemption date, interest will cease to accrue on the Notes or part thereof called for redemption as long as the Company has deposited with the Paying Agent in trust for the benefit of the Holders funds in satisfaction of the redemption price pursuant to this Agreement. Provisions of this Agreement that apply to Notes called for redemption also apply to portions of Notes called for redemption.

          (S)6.03  Notice of Redemption.  At least 30 days but not more than 60
                   --------------------
days before a date for redemption of Notes, the Company shall mail a notice of redemption by first-class mail to each Holder of Notes to be redeemed, at such Holder's registered address.

          The notice shall identify the Notes to be redeemed and shall state:

          (1) the Redemption Date;

          (2) the redemption price and the amount of accrued interest, if any, to be paid;

          (3) the name and address of the Paying Agent;

          (4) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (5) if fewer than all the Notes are to be redeemed, the identification of the particular Notes (or portion thereof) to be redeemed, as well as the aggregate principal amount of Notes to be redeemed and the aggregate principal amount of Notes to be outstanding after such partial redemption;

          (6) that, unless the Company defaults in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this Agreement, interest on Notes (or portion thereof) called for redemption ceases to accrue on and after the Redemption Date;

          (7) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued; and

          (8) the paragraph of the Notes and/or Section of this Agreement pursuant to which the Notes called for redemption are being redeemed.

          (S)6.04  Effect of Notice of Redemption.  Once notice of redemption is
                   ------------------------------
mailed, Notes called for redemption become due and payable on the designated Redemption Date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Notes shall be paid at the redemption price stated in the notice, plus accrued interest to the designated Redemption Date; provided, that if any Redemption Date is after a regular Record Date and on or prior to the Interest Payment Date, the accrued interest shall be payable to the Holder of the redeemed Notes registered on the relevant Record Date. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

          (S)6.05  Deposit of Redemption Price.  (a)  Prior to 11:00 a.m., New
                   ---------------------------
York City time, on any Redemption Date, the Company shall deposit with the Paying Agent in trust for the benefit of the Holders money sufficient to pay the redemption price of and accrued interest on all Notes to be redeemed on such Redemption Date.

          (b) Except as set forth in the last sentence of this paragraph, on and after any Redemption Date, interest ceases to accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after an interest Record Date but on or prior to the related Interest Payment Date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such Record Date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the Redemption Date until such principal is paid and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in Section 8.01.

          (S)6.06  Securities Redeemed in Part.  Upon surrender of a Note that
                   ---------------------------
is redeemed in part, the Company shall execute for and in the name of the Holder (at the Company's expense), a new Note equal in a principal amount to the unredeemed portion of the Note surrendered.

                                  ARTICLE VII


                        REPRESENTATIONS OF THE COMPANY
                        ------------------------------

          (S) 7.01  Representations of the Company.  The Company hereby
                    ------------------------------
represents, warrants and agrees as follows:

          (a)  Authorization and Validity; Enforceability.  (i)  The Company has
               ------------------------------------------
the requisite corporate power and authority to execute and deliver this Agreement and each Note issued hereunder and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and each Note issued hereunder by the Company and the performance by it of its obligations hereunder and thereunder have been, and will be, duly authorized and approved by its Board of Directors and no other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement and each Note issued hereunder by the Company, as the case may be.

          (ii) This Agreement and each Note issued hereunder by the Company has been duly executed and delivered by the Company and, assuming the due execution and delivery of this Agreement by the other parties hereto, this Agreement and each Note issued hereunder by the Company constitutes, and will constitute, the valid and binding obligation of the Company, as the case may be, enforceable against it in accordance with their respective terms, except to the extent that their enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and to general equitable principles.

          (b)  Existence and Good Standing.   The Company is a corporation duly
               ---------------------------
organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. The Company has the power to own, lease and operate its property and to carry on its business as now being conducted. The Company is duly qualified to do business and is in good standing in each jurisdiction in which the character or location of the properties owned, leased or operated by the Company or the nature of the business conducted by the Company makes such qualification necessary, except for such jurisdictions where the failure to be so qualified or licensed and in good standing would not have a material adverse effect on the Condition of the Company and its subsidiaries, taken as a whole.

          (c)  Subsidiaries and Investments.  (i)  Each Person in which the
               ----------------------------
Company owns, directly or indirectly, any equity security (a "subsidiary") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power to own, lease and operate its property and to carry on its business as now being conducted.

          (ii) Each subsidiary is duly qualified to do business and is in good standing in each jurisdiction in which the character or location of the properties owned, leased or operated by such subsidiary or the nature of the business conducted by such subsidiary make such qualification necessary, except for such jurisdictions where the failure to be so qualified or licensed and in good standing would not have a material adverse effect on the Condition of the Company and its subsidiaries, taken as a whole.

          (iii) There are no restrictions of any kind which prevent or restrict the payment of dividends by any of the Company's subsidiaries.

          (d)  Consents and Approvals; No Violations.  The execution and
               -------------------------------------
delivery of this Agreement by the Company, the execution, delivery and issuance of the Notes and the consummation by the Company of the transactions contemplated hereby (including, but not limited to, the execution, delivery and issuance of any Additional Notes) will not: (1) violate any provision of the certificate of incorporation, by-laws or partnership agreement (or other organizational document) of the Company or any of its subsidiaries; (2) violate any statute, ordinance, rule, regulation, order or decree of any court or of any governmental or regulatory body, agency or authority applicable to the Company or any of its subsidiaries or by which any of their respective properties or assets may be bound; (3) require the Company or any of its subsidiaries to make or obtain any filing with, or permit, consent or approval of, or give any notice to, any governmental or regulatory body, agency or authority; or (4) result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or other instrument or obligation to which the Company or any of its subsidiaries is a party, or by which the Company or any of its subsidiaries or any of their respective properties or assets is bound except in the case of clauses (3) and (4) above, for such violations, filings, permits, consents, approvals, notices, breaches or conflicts which would not have a material adverse effect on the Condition of the Company and its subsidiaries.

          (e)  Litigation.  There is no action, suit, proceeding at law or in
               ----------
equity, arbitration or administrative or other proceeding by or before (or to the best knowledge of the Company any investigation by) any governmental or other instrumentality or agency, pending, or, to the best knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, or any of their properties or rights which would materially adversely affect the right or ability of the Company or any of its subsidiaries to carry on their respective business as now conducted, or to own their respective assets, or which would materially adversely affect the Condition of the Company and its subsidiaries, taken as a whole; and the Company does not know of any valid basis for any such action, proceeding or investigation. Neither the Company nor any of its subsidiaries is subject to any judgment, order or decree entered in any lawsuit or proceeding which would have a material adverse effect on the Condition of the Company and its subsidiaries, taken as a whole.

          (f)  Compliance with Laws. Each of the Company and its subsidiaries is
               --------------------
in compliance in all material respects with all applicable laws, statutes, ordinances, regulations, orders, judgments and decrees of any government or political subdivision thereof, whether Federal, state, or local and whether domestic or foreign, or any agency or instrumentality thereof, or any court or arbitrator, and has not received any notice that any violation of the foregoing is being or may be alleged.

          (g)  Use of Proceeds.  All proceeds of the issuance and sale of Notes
               ---------------
will be used solely in accordance with the terms of Section 2.07.

          (h)  Investment Company Act.  Neither the Company nor any of its
               ----------------------
subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (S) 7.02 Representations of Each Purchaser.  Each Purchaser, severally
                   ---------------------------------
and not jointly, represents , warrants and agrees as to itself, as follows:

          (a)  Existence and Good Standing of Each Purchaser; Power and
               --------------------------------------------------------
Authority.  Each Purchaser is a limited partnership duly organized, validly
---------
existing and in good standing under the laws of the State of Delaware. Each Purchaser has the partnership power and authority to enter into, execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by such Purchaser and the performance by such Purchaser of its obligations hereunder has been duly authorized and approved by all required partnership action of such Purchaser and no other partnership action on the part of such Purchaser is necessary to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed and delivered by such Purchaser and, assuming the due execution and delivery hereof by each other party hereto, this Agreement constitutes a valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws effecting the enforcement of creditors' rights generally and to general equitable principles.

          (b)  Consents and Approvals; No Violations.   The execution and
               -------------------------------------
delivery of this Agreement by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby will not: (1) violate any provision of the Agreement of Limited Partnership of such Purchaser; (2) violate any statute, ordinance, rule, regulation, order or decree of any court or of any governmental or regulatory body, agency or authority applicable to such Purchaser or by which any of its properties or assets may be bound; (3) require such Purchaser to make any filing with or obtain any permit, consent or approval of or give any notice to, any governmental or regulatory body, agency or authority; or (4) result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Lien upon any of the properties or assets of such Purchaser under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or other instrument or obligation to which such Purchaser is a party, or by which any of its properties or assets is bound except in the case of clauses (3) and (4) above for such violations, filings, permits, consents, approvals, notices, breaches or conflicts which could not have a material adverse effect on the ability of such Purchaser to consummate the transactions contemplated hereby or to perform its obligations hereunder.

          (c)  Purchase for Investment.  Each Purchaser will acquire the Notes
               -----------------------
to be purchased by it pursuant to its Commitment for its own account for investment purposes only, and such notes are not being purchased for subdivision, fractionalization, resale or distribution in a transaction that would violate the Securities Act or Exchange Act or any state "blue sky" laws. Each Purchaser has no contract, undertaking, agreement or arrangement with any other Purchaser to sell, transfer or pledge to such other Person or anyone else the Notes that such Purchaser is to purchase hereunder or any part thereof in a transaction that would violate the Securities Act or Exchange Act. Notwithstanding the foregoing, the disposition of such Purchaser's property shall at all times remain within the sole control of such Purchaser.

          (d)  Accredited Investor.  Each Purchaser is an "accredited investor"
               -------------------
(as such term is defined in Rule 501 promulgated under the Securities Act).

          (e)  Restricted Securities.  Each Purchaser understands that the Notes
               ---------------------
it is purchasing hereunder are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Notes may not be resold without registration under the Securities Act, except in certain limited instances. In this connection, each Purchaser represents that it is familiar with Rule 144 promulgated by the Commission, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

                                 ARTICLE VIII


                                   COVENANTS
                                   ---------

          (S)8.01  Payment of Notes.  The Company shall promptly pay the
                   ----------------
principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes and in this Agreement. Principal, premium, if any, and interest shall be considered paid on the date due if on such date the Paying Agent holds in trust for the Holders money sufficient to pay all principal and interest then due and the Paying Agent is not prohibited from paying such money to the Holders on that date pursuant to the terms of this Agreement. Interest will be computed on the basis of a 360 day year comprised of twelve 30 day months. Interest on Tranche A Notes (and any Additional Tranche A Notes) shall be payable at the Tranche A Rate. Interest on Tranche B Notes (and on any Additional Tranche B Notes) shall be payable at the Tranche B Rate. Interest on Tranche C Notes (and on any Additional Tranche C Notes shall be payable at the Tranche C Rate.

          The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate specified therefor in the relevant Note, and it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

          Subject to the last two sentences of this paragraph, on each Interest Payment Date, the Company may, at its option and in its sole discretion, in lieu of the payment of interest in cash on the Notes, pay interest on all outstanding Notes in whole, but not in part, through the issuance of Additional Notes in an aggregate principal amount equal to the amount of interest that would be payable with respect to such Notes, if such interest were paid in cash. The Company shall notify the Holders in writing of its election to pay interest through the issuance of Additional Notes not less than 10 nor more than 45 days prior to the record date for an Interest Payment Date on which Additional Notes will be issued. On each such Interest Payment Date, the Company shall issue and deliver Additional Notes to each Holder on the relevant record date in the aggregate principal amount required to pay such interest. Each Additional Note is an additional obligation of the Company and shall be governed by, and entitled to the benefits of, and shall be subject to the terms of, this Agreement and shall be pari passu with and subject to the same terms (including the Interest Rate from time to time payable thereon) as the Notes with respect to which such Additional Notes were issued (except, as the case may be, with respect to the issuance date and aggregate principal amount). In the event that the Company elects in respect of any Interest Payment Date to pay interest through the issuance of Additional Notes, interest on Tranche A Notes shall be paid in Additional Tranche A Notes, interest on Tranche B Notes shall be paid in Additional Tranche B Notes, and interest on Tranche C Notes shall be paid in Additional Tranche C Notes, as the case may be. Interest in respect of the Notes will be payable initially in Additional Notes. If at any time after the Closing Date, the Company elects to pay interest in respect of the Notes in cash, the Company may thereafter subsequently elect, in accordance with this paragraph, to pay interest on the Notes in whole, but not in part, in Additional Notes (a "Subsequent PIK Election"); provided that the Company shall not be entitled to make more than three Subsequent PIK Elections with respect to the Notes.

          (S)8.02  Reports.  (a)  The Company shall provide to the Holders of
                   -------
the Notes, within 15 days after it files them with the Commission, copies of the quarterly and annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company files with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

          (b) In the event that the Company is not required to file such reports with the Commission pursuant to the Exchange Act, the Company will nevertheless deliver such Exchange Act information to the Holders within 15 days after it would have been required to file it with the Commission.

          (S)8.03  Limitation on Dividends.  The Company shall not, directly or
                   -----------------------
indirectly, declare or pay any dividend or make any distribution on or in respect of its capital stock (including any payment in connection with any merger or consolidation involving the Company) except dividends or distributions payable in its capital stock or in options, warrants or other rights to purchase such capital stock if there has occurred and is continuing a Default or Event of Default in respect of any Notes.

          (S)8.04  Leverage.  The Company and its subsidiaries shall maintain a
                   --------
pro forma ratio of Consolidated Indebtedness to Adjusted Consolidated EBITDA of the Company and its subsidiaries (after giving effect to all acquisitions of Related Businesses during such periods) for the immediately preceding four full fiscal quarters of not more than 4.00:1.00 as of the end of each fiscal quarter.

          (S)8.05  Limitation on Affiliate Transactions.  (a)  The Company will
                   ------------------------------------
not, and will not permit any of its subsidiaries to, directly or indirectly, enter into or conduct any transaction or series of related transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with or for the benefit of any Affiliate of the Company, other than a wholly-owned subsidiary (an "Affiliate Transaction") unless: (i) the terms of such Affiliate Transaction are no less favorable to the Company or such subsidiary, as the case may be, than those that could be obtained at the time of such transaction in arm's length dealings with a Person who is not such an Affiliate; (ii) in the event such Affiliate Transaction involves an aggregate amount in excess of $1,000,000, the terms of such transaction have been approved by a majority of the members of the Board of Directors of the Company and by a majority of the disinterested members of such Board, if any (and such majority or majorities, as the case may be, determines that such Affiliate Transaction satisfies the criteria in (i) above); and (iii) in the event such Affiliate Transaction involves an aggregate amount in excess of $5,000,000, the Company has received a written opinion from an independent investment banking firm of nationally recognized standing that such Affiliate Transaction is fair to the Company or such subsidiary, as the case may be, from a financial point of view.

          (b) The foregoing paragraph (a) shall not apply to (i) any dividend or other distribution permitted to be made pursuant to the covenant described under
Section 8.03, (ii) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, or any stock options and stock ownership plans for the benefit of employees, officers and directors, consultants and advisors approved by the Board of Directors of the Company, (iii) loans or advances to employees in the ordinary course of business of the Company or any of its subsidiaries in aggregate amount outstanding not to exceed $50,000 to any employee or $500,000 in the aggregate at any time, (iv) any transaction between wholly-owned subsidiaries, (v) indemnification agreements with, and the payment of fees and indemnities to, directors, officers and employees of the Company and its subsidiaries, in each case in the ordinary course of business, (vi) transactions pursuant to agreements in existence on the Closing Date, (vii) any employment, non-competition or confidentiality agreements entered into by the Company or any of its subsidiaries with its employees in the ordinary course of business, and
(viii) the issuance of capital stock of the Company, and (ix) any reasonable and customary investment banking fees, transaction fees or other similar fees paid to Evercore Advisors, Inc. or its Affiliates which such fees have been approved by a majority of the directors of the Company not affiliated with Purchasers.

          (S)8.06  Change of Control.  (a)  Upon the occurrence of a Change of
                   -----------------
Control each Holder will have the right to require the Company to repurchase all or any part of such Holder's Notes at a purchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment Date).

          (b) Within 60 days following any Change of Control, unless the Company has mailed a redemption notice with respect to all the outstanding Notes in connection with such Change of Control, the Company shall mail a notice to each Holder stating:

           (i) that a Change of Control has occurred and that such Holder has the right to require the Company to purchase such Holders' Notes at a purchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders' Notes of record on a record date to receive interest on the relevant Interest Payment Date);

           (ii) the repurchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed); and

           (iii) the procedures determined by the Company, consistent with this Agreement, that a Holder must follow in order to have its Notes repurchased.

          (c) Holders electing to have a Note repurchased will be required to surrender the Note, to the Company at the address specified in the notice at least 50 business days prior to the repurchase date. Holders will be entitled to withdraw their election if the Company receives not later than three business days prior to the repurchase date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note which was delivered for repurchase by the Holder and a statement that such Holder is withdrawing his election to have such Note purchased.

          (d) On the repurchase date, all Notes repurchased by the Company under this Section 8.06 shall be cancelled by the Company, and the Company shall pay the repurchase price plus accrued and unpaid interest, if any, to the Holders entitled thereto.

          (S)8.07  Further Instruments and Acts.  Upon request of the Holders,
                   ----------------------------
the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Agreement.

          (S)8.08  Taxes.  The Company shall pay, prior to delinquency, all
                   -----
material taxes, assessments, and governmental levies; provided, however, that there shall not be required to be paid or discharged any such tax, assessment or charge, the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate provision has been made or for which adequate reserves, to the extent required under generally accepted accounting principles, have been taken.

          (S)8.09  Stay, Extension and Usury Laws.  The Company covenants (to
                   ------------------------------
the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Agreement (including, but not limited to, the payment of the principal of or interest on the Notes); and the Company (to the extent that it may lawfully do
so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holders, but shall suffer and permit the execution of every such power as though no such law has been enacted.

          (S)8.10  Corporate Existence.  The Company shall do or cause to be
                   -------------------
done all things necessary to preserve and keep in full force and effect its corporate existence, and the corporate existence of each subsidiary, in accordance with the respective organizational documents (as the same may be amended from time to time) of each subsidiary and the rights (charter and statutory), licenses and franchises of the Company and its subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any subsidiary, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders.

                                  ARTICLE IX

                             CONDITIONS PRECEDENT
                             --------------------

          (S)9.01  Conditions to Issuance and Sale of Initial Notes.  The
                   ------------------------------------------------
obligations of the Purchasers to purchase the Initial Notes is subject to the satisfaction of the following conditions:

          (a) Truth of Representations and Warranties.  The representations and
              ---------------------------------------
warranties of the Company contained in this Agreement and in the Subscription Agreement shall be true and correct in all material respects (except to the extent such representations and warranties contain a "materiality", "material adverse effect" or similar qualification, in which case they shall be true and correct in all respects) on and as of the Closing Date, and the Company each shall have delivered to Purchasers a certificate, dated the Closing Date, to such effect.

          (b) Performance of Agreements.  All of the agreements of the Company
              -------------------------
to be performed prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed in all material respects, and the Company shall have delivered to the Purchasers a certificate, dated the Closing Date, to such effect.

          (c) No Litigation Threatened.  No action or proceedings shall have
              ------------------------
been instituted or threatened before a court or other government body or by any public authority to restrain or prohibit any of the transactions contemplated hereby, and the Company shall have delivered to Purchasers a certificate, dated the Closing Date, to such effect.

          (d) Initial Notice of Borrowing.  Prior to the Closing Date,
              ---------------------------
Purchasers shall have received the Initial Notice of Borrowing with respect to the Initial Notes, which such Initial Notice of Borrowing shall meet the requirements of Section 2.10.

          (e) No Default.  On the Closing Date there shall exist no Default or
              ----------
Event of Default with respect to this Agreement or the Notes and the Company shall have delivered to the Purchasers a certificate, dated the Closing Date, to such effect.

          (f) Subscription Agreement.  The transactions contemplated to be
              ----------------------
consummated by all parties other than Purchasers under the Subscription Agreement shall have been consummated on or prior to the Closing Date and each condition to the performance of Purchasers' obligations under the Subscription Agreement shall have been waived or satisfied in full.

          (S)9.02  Conditions to Issuance and Sale of Stand-By Notes.  The
                   -------------------------------------------------
obligations of the Purchasers to purchase any Stand-By Notes on any Stand-By Closing Date is subject to the satisfaction of the following conditions (it being understood that with respect to any Election Notice specifying an Election Amount such conditions shall be deemed to be satisfied if they are satisfied as of the date such Election Notice is delivered):

          (a) Truth of Representations and Warranties.  The representations and
              ---------------------------------------
     warranties of the Company contained in this Agreement shall be true and correct in all material respects (except to the extent such representations contain a "materially", "material adverse effect" or similar qualification, in which case they shall be true and correct in all respects) on and as of the Stand-By Closing Date specified in the relevant Notice of Borrowing, and the Company shall have delivered to the Purchasers a certificate, dated the relevant Stand-By Closing Date, to such effect.

          (b) Notice of Borrowing.  Prior to the relevant Stand-By Closing Date,
              -------------------
     Purchasers shall have received a Notice of Borrowing with respect to the Borrowing to be effected on such Stand-By Closing Date meeting the requirements of Section 2.11.

          (c) No Default.  On the relevant Stand-By Closing Date there shall
              ----------
     exist and be continuing no Default or Event of Default with respect to the Notes, nor will such a Default or Event of Default result from the issuance and sale of the relevant Stand-By Notes or the application of the proceeds therefrom and the Company shall have delivered to Purchasers a certificate, dated the relevant Stand-By Closing Date, to such effect.

          (d) Approved Acquisition.  The amount of Stand-By Notes issued and
              --------------------
     sold on any Stand-By Closing Date shall not exceed the lesser of (x) 25% of the Acquisition Cost of an Approved Acquisition and (y) the amount by which the Company's pro forma Net Funded Indebtedness is in excess of the Company's Adjusted Consolidated EBITDA for the immediately preceding four full fiscal quarters (after giving effect to such Approved Acquisition and all previous acquisitions of Related Businesses) multiplied by 2.5. Purchasers shall have received from the Company a certificate of the President or Chief Financial Officer of the Company setting forth the use of the proceeds from the issuance and sale of the Stand-By Notes and the Acquisition Cost of the Approved Acquisition in connection with which the Stand-By Notes are being issued.

          (e) Leverage.  The Company's pro forma ratio of Net Funded
              --------
     Indebtedness to Adjusted Consolidated EBITDA (after giving effect to the relevant Approved Acquisition and all previous acquisitions of Related Business and the use of proceeds of the Stand-By Notes to be sold on such Stand-By Closing Date), for the four full fiscal quarters immediately preceding the relevant Stand-By Closing Date shall be in excess of 2.5:1 and the Purchasers shall have received a certificate of the President or the Chief Financial Officer of the Company to such effect.

          (S) 9.03     Conditions Deemed Satisfied Under Certain Circumstances.
                       -------------------------------------------------------
For the avoidance of doubt, with respect to any Notes to be issued with respect an Election Notice which specifies on an Election Amount, the conditions set forth in Section 9.02 of this Agreement shall be deemed to be satisfied on the relevant Stand-By Closing Date if such conditions were satisfied on Approved Acquisition Closing Date specified in such Election Notice.

                                   ARTICLE X

                             DEFAULTS AND REMEDIES
                             ---------------------

          (S)10.01  Events of Default.  An "Event of Default" will occur under
                    -----------------
this Agreement and the Notes if:

           (i) there shall be a default in the payment of any interest on any Note when it becomes due and payable and such default shall continue for a period of 30 days;

           (ii) there shall be a default in the payment of the principal of (or premium, if any, on) any Note on the Maturity Date, upon optional redemption, upon required repurchase, upon declaration or otherwise;

           (iii) the failure by the Company or any of its subsidiaries to comply for 30 days after receiving notice of such noncompliance with any of its obligations under Article VI

     (in each case, other than a failure to purchase Notes, which shall constitute an Event of Default under clause (ii) above);

           (iv) Indebtedness of the Company or any subsidiary in excess of [$_______]/1/ is not paid within any applicable grace period after its stated maturity, upon mandatory or optional redemption or prepayment, upon required repayment or otherwise, or is accelerated by the holders thereof because of a default under the terms of such Indebtedness and such default shall not have been cured or such acceleration rescinded after a 10-day period;

           (v) the Company or any subsidiary pursuant to or within the meaning of any Bankruptcy Law:

               (A)  commences a voluntary case;

               (B) consents to the entry of an order for relief against in an involuntary case;

               (C) consents to the appointment of a Custodian of it or for any substantial part of its property;

               (D)  makes a general assignment for the benefit of its creditors;

               (E) consents to or acquiesces in the institution of a bankruptcy or an insolvency proceeding against it, or

               (F) takes any corporate action to authorize or effect any of the foregoing;

          or takes any comparable action under any foreign laws relating to insolvency;

          (vi) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company or any subsidiary in an involuntary case;

               (B) appoints a Custodian of the Company or any subsidiary or for any substantial part of the property of the Company or any of its subsidiaries; or

________________________

/1/ This amount will track the judgment default in the Credit Facility.

               (C) orders the winding up or liquidation of the Company or any subsidiary; or any similar relief is granted under any foreign laws and in each case the order, decree or relief remains unstayed and in effect for 60 days; or

          (vii) any judgment or decree for the payment of money in excess of [$________]/2/ (to the extent not covered by insurance) is rendered against the Company or a subsidiary and such judgment or decree shall remain undischarged or unstayed for a period of 60 days after such judgment becomes final and non-appealable.

          The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

          The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

          (S)10.02  Acceleration.  If an Event of Default (other than an Event
                    ------------
of Default specified in Section 10.01(v) or (vi)) occurs and is continuing, the Holders of at least 25% in principal amount of all outstanding tranches of Notes, voting as a single class, by notice to the Company may declare the principal of and premium and accrued and unpaid interest, if any, on all the Notes to be due and payable. Upon such declaration, such principal and premium and accrued and unpaid interest shall be due and payable immediately. If an Event of Default specified in Section 10.01(v) or (vi) occurs and is continuing, the principal of and premium and accrued and unpaid interest on all the Notes will become and be immediately due and payable without any declaration or other act on the part of the Holders. The Holders of a majority in principal amount of all outstanding, voting as a single class, may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or Event of Default or impair any right consequent thereto.

          (S)10.03  Other Remedies.  If an Event of Default occurs and is
                    --------------
continuing, the Holders may pursue any available remedy to collect the payment of principal of or interest on the Notes or to enforce the performance of any provision of the Notes or this Agreement. A delay or omission by any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

________________

/2/  This amount will track the judgment default in the Credit Facility.

          (S)10.04  Waiver of Past Defaults.  The Holders of a majority in
                    -----------------------
principal amount of all outstanding tranches of Notes, voting as a single class, may waive an existing Default or Event of Default and its consequences except
(i) a Default or Event of Default in the payment of the principal of, premium, if any, or interest on a Note or (ii) a Default or Event of Default in respect of a provision that under Section 13.02 cannot be amended without the consent of each Holder affected. When a Default or Event of Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequent right.

          (S)10.05  Rights of Holders to Receive Payment.  Notwithstanding any
                    ------------------------------------
other provision of this Agreement, right of any Holder to receive payment of principal of and interest on the Notes held by such Holder, on or after the respective due dates expressed in the Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                                  ARTICLE XI

                                 SUBORDINATION
                                 -------------

          (S)11.01  Securities Subordinated to Senior Indebtedness.
                    ----------------------------------------------
Notwithstanding any other provision contained herein, each of the Company, for itself and its successors, and each Holder and its successors and assigns, by the acceptance of any Note, agrees that the payment of the principal of and interest on and all other claims with respect to such Note is subordinated, to the extent and in the manner provided in this Article XI, to the prior payment in full of all Senior Indebtedness.

          The provisions of this Article XI shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness and shall be directly enforceable by such holders.

          (S)11.02  No Payment on Notes in Certain Circumstances.  (a)  No
                    --------------------------------------------
payment shall be made by the Company on account of the principal or interest (except, if otherwise permissible under the terms of any Note, in the form of Additional Notes) on any Note or to acquire any Note for cash or property, or on account of the redemption provisions of this Note, (A) upon the maturity of any Senior Indebtedness by lapse of time, acceleration (unless waived) or otherwise, unless and until all principal of and interest on (including any post-petition interest) such Senior Indebtedness and all other obligations in respect thereof shall first be paid in full or such payment is duly provided for or (B) upon an event of default in payment of any principal of, premium, if any, or interest on any Senior Indebtedness when the same become due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise (a "Payment Default"), unless and until such Payment Default has been cured or waived or otherwise has ceased to exist.

          (b) Upon the occurrence of an event of default (other than a Payment Default) with respect to any Senior Indebtedness, as such event of default is defined in the instrument under which it is outstanding, permitting the holders (or any requisite percentage thereof) to accelerate the maturity thereof or demand payment upon written notice of such event of default which has been delivered by a holder (or the requisite percentage thereof) of such Senior Indebtedness or by an appropriate trustee, agent or representative for an issue of Senior Indebtedness (a "Payment Notice"), then, unless and until such event of default shall have been cured or waived or shall have otherwise ceased to exist, no payment shall be made by the Company on account of the principal of or interest (except, if otherwise permissible under the terms of any Note, in the form of Additional Notes) on any Note or to acquire or repurchase any Note for cash or property, or on account of the redemption provisions of this Note, in any such case. Notwithstanding the foregoing, unless (i) the Senior Indebtedness in respect of which such event of default exists has been declared due and payable in its entirety within 89 days after the Payment Notice is delivered as set forth, above (the "Payment Blockage Period"), and (ii) such declaration has not been rescinded or waived, subject to paragraph (a) of this Section 11.02, the Company shall be required to pay all sums not paid to a Holder during the Payment Blockage Period due to the foregoing prohibitions and to resume all other payments as and when due on any Note. Any number of Payment Notices may be given; provided, that (A) not more than one Payment Notice shall be given within a period of any 365 consecutive days and (B) no event of default that existed upon the date of such Payment Notice or the commencement of such Payment Blockage Period (whether or not such event of default is on the same issue of Senior Indebtedness) shall be made the basis for the commencement of any other Payment Blockage Period.

          (c) In furtherance of the provisions of this Section 11.02, if, notwithstanding the foregoing provisions of this Section 11.02, any payment or distribution of assets of the Company on account of principal of or interest on any Note or to acquire for cash, property or securities, or on account of the redemption provisions of any Note shall be made by the Company and received by any Holder at a time when such payment or distribution was prohibited by the provisions of this Section 11.02, then, unless such payment or distribution is no longer prohibited by this Section 11.02, such payment or distribution shall be received and held in trust by such Holder for the benefit of the holders of Senior Indebtedness of the Company, and shall be paid or delivered by such Holder (subject to such contractual and legal priorities as may then exist among the holders of Senior Indebtedness) to the holders of Senior Indebtedness of the Company remaining unpaid or unprovided for or their representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness of the Company may have been issued, ratably according to the aggregate amounts on account of the Senior Indebtedness of the Company held or represented by each, to the extent necessary to enable payment in full (except as such payment otherwise shall have been provided for) of all Senior Indebtedness of the Company remaining unpaid, after giving effect to all concurrent payments and distributions and all provisions therefor to or for the holders of such Senior Indebtedness, but only to the extent that as to any holder of such Senior Indebtedness, as promptly as practical after learning that such prohibited payment has been received by a Holder, such holder (or a representative thereof) notifies such Holder of the amounts then due and owing on such Senior Indebtedness, if any, held by such holder and only the amounts specified in such notices to such Holder shall be paid to the holders of such Senior Indebtedness.

          (S)11.03  Notes Subordinated to Prior Payment of All Senior
                    -------------------------------------------------
Indebtedness on Dissolution, Liquidation or Reorganization of the Company.  (a)
-------------------------------------------------------------------------
Upon any distribution of assets
of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon any assignment for the benefit of creditors or otherwise) (each a "Bankruptcy Event"):

           (i) the holders of all Senior Indebtedness shall first be entitled to receive payment in full of the principal and interest due or to become due thereon and other amounts due on or in connection therewith before any Holder is entitled to receive any payment on account of the principal of or interest on, or any other claims with respect to, this Note;

           (ii) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which a Holder would be entitled except for the provisions of this Article XI shall be paid by the liquidating trustee or agent or other person making such a payment or distribution, directly to the holders of Senior Indebtedness or their representative, to the extent necessary to make payment in full satisfactory to the holders of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness; and

           (iii) notwithstanding the foregoing, if the holders of Senior Indebtedness are required to disgorge, following a Bankruptcy Event, the proceeds of any assets of the Company which are subject to such Bankruptcy Event, and which proceeds were received by holders of Senior Indebtedness prior to such Bankruptcy Event, due to a finding that the receipt of such proceeds was preferential pursuant to the provisions of Section 547 of the United States Bankruptcy Code, as amended or any similar provision of any applicable Bankruptcy Law (a "Preference"), then the holders of Senior Indebtedness or their representatives shall be entitled to recoup the amount of such Preference from any and all payments or distributions of assets of the Company previously made to or to be made to a Holder.

          (b) If, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by any Holder on account of principal of or interest on or any other claim with respect to any Note before all Senior Indebtedness is paid in full, satisfactory to the holders of all Senior Indebtedness remaining unpaid, such payment or distribution shall be received and held in trust by such Holder for the benefit of the holders of the Senior Indebtedness and shall be paid or delivered (subject to such contractual and legal priorities as may then exist among the holders of such Senior Indebtedness) by such Holder to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts on account of the Senior Indebtedness held or represented by each, to the extent necessary to enable payment in full of all Senior Indebtedness remaining unpaid or unprovided for, after giving effect to all concurrent payments and distributions and all provisions therefor to or for the holders of such Senior Indebtedness as promptly and practical after learning that such prohibited payment has been received by such Holder, such holder (or representative thereof) notifies such Holder of the amounts then due and owing on such Senior Indebted-ness if any, held by such holder and only the amounts specified in such notices to such Holder shall be paid to the holders of such Senior Indebtedness.

          The Company shall give prompt written notice to such Holders of any dissolution, winding up, liquidation or reorganization of the Company or assignment for the benefit of creditors by the Company.

          (S)11.04  Payee to Be Subrogated to Rights of Holders of Senior
                    -----------------------------------------------------
Indebtedness.  Subject to the payment in full of all Senior Indebtedness, each
------------
Holder shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Notes shall be paid in full, and for the purpose of such subrogation no such payments or distributions to the holders of Senior Indebtedness by or on behalf of the Company or by or on behalf of the Holders by virtue of this Article XI, which otherwise would have been made to the Holders shall, as between the Company, the Holders and the Company's creditors other than the holders of Senior Indebtedness, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article XI are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

          If any payment or distribution to which any Holder would otherwise have been entitled but for the provisions of this Article XI shall have been applied, pursuant to the provisions of this Article XI, to the payment of amounts payable under Senior Indebtedness of the Company, then Holder shall be entitled to receive from the holders of such Senior Indebtedness any payments or distributions received by such holders of Senior Indebtedness, in excess of the amount sufficient to pay all amounts payable under or in respect of such Senior Indebtedness in full.

          (S)11.05  Obligations of the Company Unconditional. Nothing contained
                    ----------------------------------------
in this Article XI or elsewhere in this Agreement or in any Note is intended to or shall impair, as between the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Notes as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Holders from exercising all remedies otherwise permitted by applicable law upon the occurrence of a Default or Event of Default under this Agreement or any Note, subject to the rights, if any, under this Article XI of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any payment or distribution of assets of the Company referred to in this Article XI, the Holders shall be entitled to rely upon the delivery to it of any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this
Article XI.

          (S)11.06  Subordination Rights Not Impaired by Acts or Omissions of
                    ---------------------------------------------------------
the Company or Holders of Senior Indebtedness.  No right of any present or
---------------------------------------------
future holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Agreement or the Note regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may extend, renew, modify or amend the terms of the Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the Holders.

          (S)11.07  Article XI Not to Prevent Events of Default.  The failure to
                    -------------------------------------------
make a payment on account of principal of or interest on any Note reason of any provision of this Article XI shall not be construed as preventing the occurrence of an Event of Default under Section 10.01; provided, that all Senior Indebtedness then or thereafter due or declared to be due shall first be paid in full before the Holders are entitled to receive any payment from the Company of principal of, or interest on or any other claim or amount with respect to this Note or with respect to any purchase, acquisition or redemption of the Notes.

                                  ARTICLE XII


                                   INDENTURE
                                   ---------

          (S)12.01  Indenture.  The Company hereby acknowledges and agrees that,
                    ---------
subject to the provisions of Section 3.40(a) hereof, the Purchasers (or any subsequent Holder) may resell the Notes or a portion hereof in or outside the United States. If the Notes or any portion thereof is sold by the Purchasers, the Company hereby agrees to amend this Agreement and Notes and to enter into a note purchase agreement, fiscal agency agreement and/or indenture, in each case at such time as may be reasonably requested by the Purchasers and on such terms and conditions as may be reasonably acceptable to the Purchasers.

                                 ARTICLE XIII


                                  AMENDMENTS
                                  ----------

          (S)13.01  Without Consent of Holders.  (a)  The Company may amend this
                    --------------------------
Agreement or the Notes without notice to or consent of any Holder:

          (1) to provide security for the Notes;

          (2) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company;

          (3) to make any change that does not adversely affect the rights of any Holder; or

          (4) to surrender any right or power conferred upon the Company.

          (b) After an amendment under this Section becomes effective, the Company shall mail to the Holders a notice briefly describing such amendment. However, the failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

          (S)13.02  With Consent of Holders.  (a)  The Company may amend this
                    -----------------------
Agreement or the Notes with the consent of the Holders of at least a majority in outstanding principal amount of all outstanding tranches of Notes, voting as a single class, and any existing Default and its consequences (including, without limitation, an acceleration of the Notes) or compliance with any provision of this Agreement or the Notes may be waived with the consent of the Holders of a majority in principal amount of, voting as a single class, all outstanding tranches of Notes. Furthermore, subject to Section 10.04 or 10.05, the Holders of a majority in aggregate principal amount of all outstanding tranches of Notes, voting as a single class, may waive compliance in a particular instance by the Company with any provision of this Agreement or the Notes. However, without the consent of each Holder of a Note then outstanding, an amendment may not:

          (1) reduce the amount of Notes whose Holders must consent to an amendment, supplement or waiver;

          (2) reduce the rate of or extend the time for payment of interest on any Note;

          (3) reduce the principal of or change the Maturity Date of any Note;

          (4) reduce the premium payable upon the repurchase of any Note or change the time at which any Note may or shall be redeemed or repurchased in accordance with this Agreement;

          (5) make any Note payable in money other than that stated in the Note;

          (6) modify or affect in any manner adverse to the Holders, the terms and conditions of the obligation of the Company for the due and punctual payment of the principal of or interest on Notes or to institute suit for the enforcement of any payment on or with respect to the Notes;

          (7) waive a Default or Event of Default in the payment of principal of, premium, if any, or interest on, or redemption payment with respect to, any Note (excluding any principal or interest due solely as a result of the occurrence of a declaration of an Event of Default); or

          (8) make any change in Section 10.04 or 10.05 or the third sentence of this Section;

          (9) amend, change or modify in any material respect the obligation of the Company to make and consummate an offer pursuant to Section 8.05 of this Agreement in the event of a Change of Control or modify any of the provisions or definitions with respect thereto;

          (10) modify or change any provision of this Agreement or the related definitions affecting the ranking of the Notes in a manner which adversely affects the Holders; or

          (11) make any change in the amendment provisions which require each Holder's consent or in the waiver provisions.

          (b) It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

          (c) After an amendment under this Section becomes effective, the Company shall mail to all Holders a notice briefly describing such amendment. The failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

          (S)13.03  Revocation and Effect of Consents and Waivers.  A consent to
                    ---------------------------------------------
an amendment or a waiver by a Holder of a Note shall bind the Holder and every subsequent Holder of that Note or portion of the Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent or waiver is not made on the Note. After an amendment or waiver becomes effective, it shall bind every Holder.

          The Company shall fix a record date for the purpose of determining the Holders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Agreement. Upon the fixing of a record date, then those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall become valid or effective more than 120 days after such record date.

                                  ARTICLE XIV


                                 MISCELLANEOUS
                                 -------------

          (S)14.01  Governing Law.  The interpretation and construction of this
                    -------------
Agreement, and all matters relating hereto, shall be governed by the laws of the State of New York applicable to agreements executed and to be performed solely within such State.

          (S)14.02  Jurisdiction; Agents for Service of Process.  Any judicial
                    -------------------------------------------
proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of New York, or in the United States District Court for the Southern District of New York, and, by execution and delivery of this Agreement, each of the parties to this Agreement accepts the exclusive jurisdiction of such courts, and irrevocably agrees to be bound by any judgment rendered thereby in connec-tion with this Agreement. The prevailing party or parties in any such litigation shall be entitled to receive from the losing party or parties all costs and expenses, including reasonable counsel fees, incurred by the prevailing party or parties.

          (S)14.03  Captions.  The Article and Section captions used herein are
                    --------
for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

          (S)14.04  Notices.  Any notice or other communication required or
                    -------
permitted under this Agreement shall be sufficiently given if delivered in person or sent by telecopy or by registered or certified mail, postage prepaid, addressed as follows: if to the Company, to Specialty Products & Insulation Co., 1097 Commercial Avenue, P.O. Box 576, East Petersburg, Pennsylvania 17520-0576 (Fax No.: ________) Attention: Mr. Michael Hughes, with a copy to its counsel, Dechert, Price & Rhoads, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, Pennsylvania 19103, Attention: Christopher G. Karras, Esq., (Fax
No.: (215) 994-2222); and if to any Purchaser, to such Purchaser at the address set forth on Exhibit A attached hereto, with a copy to its counsel White & Case
             ---------
LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention; William F. Wynne, Jr., Esq., (Fax No.: (212) 354-8113), or such other address or number as shall be furnished in writing by any such party, and such notice or communication shall be deemed to have been given as of the date so delivered, sent by telecopier or mailed.

          (S)14.05  Parties in Interest.  This Agreement may not be transferred,
                    -------------------
assigned, pledged or hypothecated by any party hereto, other than by operation of law. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

          (S)14.06  Counterparts.  This Agreement may be executed in two or more
                    ------------
counterparts, all of which taken together shall constitute one instrument.

          (S)14.07  Entire Agreement.  This Agreement, including the other
                    ----------------
documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (S)14.08  Severability.  In case any provision in this Agreement shall
                    ------------
be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the Company and each Purchaser has caused its corporate name to be hereunto subscribed by its officer thereunto duly authorized, all as of the day and year first above written.

                              SPECIALTY PRODUCTS & INSULATION CO.

                              By:______________________________________
                                 Name:
                                 Title:

                              EVERCORE CAPITAL PARTNERS L.P.

                              By Evercore Partners L.L.C., as
                                     General Partner

                              By:______________________________________
                                 Name:
                                 Title:

                              EVERCORE CAPITAL PARTNERS (NQ) L.P.

                              By Evercore Partners L.L.C., as
                                     General Partner

                              By:______________________________________
                                 Name:
                                 Title:

                              EVERCORE CAPITAL OFFSHORE

                              PARTNERS L.P.

                              By Evercore Partners L.L.C., as
                                     General Partner

                              By:______________________________________
                                 Name:
                                 Title:

                                                                       EXHIBIT A
                                                                       ---------

                                  COMMITMENTS
                                  -----------

Purchaser                                                        Commitment
---------                                                        ----------

Evercore Capital Partners L.P.................................

     65 East 55th Street
     33rd Floor
     New York, New York  10022
     Attn:  David G. Offensend

Evercore Capital Partners (NQ) L.P............................

     65 East 55th Street
     33rd Floor
     New York, New York  10022
     Attn:  David G. Offensend

Evercore Capital Offshore Partners L.P........................

     65 East 55th Street
     33rd Floor
     New York, New York  10022
     Attn:  David G. Offensend

                                                                     EXHIBIT B-1
                                                                     -----------
                      FORM OF INITIAL NOTICE OF BORROWING
                      -----------------------------------

                                                             [________ __, ____]

Evercore Capital Partners L.P.
Evercore Capital Partners (NQ) L.P.
Evercore Capital Offshore Partners L.P.
65 East 55th Street
33rd Floor
New York, New York  10022

Attention:  Mr. David G. Offensend

Ladies & Gentlemen:

          The undersigned, Specialty Products & Insulation Co. (the "Company"), refers to the Credit Agreement, dated as of November __, 1998, (as amended from time to time, the "Agreement," the terms defined therein being used herein as therein defined), among the undersigned and each of you, as Purchasers, and hereby gives you notice, irrevocably, pursuant to Section 2.10 of the Agreement, that the undersigned hereby requests a Borrowing under the Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.10 of the Agreement:

          (i)   The business day of the Proposed Borrowing is ____________.

          (ii) The aggregate principal amount of the Notes to be issued and sold in the Proposed Borrowing is $____________.

          (iii) The Proposed Borrowing is to consist of Tranche A Notes.

          (iv)  The proposed use of proceeds of the Proposed Borrowing is
     ___________.

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

          (A) the representations and warranties contained in Article 7.01 of the Agreement are true and correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on and as of such date; and

                                                                     Exhibit B-1
                                                                          Page 2


          (B) no Default or Event of Default under the Agreement has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                              Very truly yours,

                              By_____________________________
                                Title:

                                                                     EXHIBIT B-2
                                                                     -----------
                          FORM OF NOTICE OF BORROWING
                          ---------------------------

                                                             [________ __, ____]

Evercore Capital Partners L.P.
Evercore Capital Partners (NQ) L.P.
Evercore Capital Offshore Partners L.P.
65 East 55th Street
33rd Floor
New York, New York  10022

Attention:  Mr. David G. Offensend

Ladies & Gentlemen:

          The undersigned, Specialty Products & Insulation Co. (the "Company"), refers to the Credit Agreement, dated as of November __, 1998, (as amended from time to time, the "Agreement," the terms defined therein being used herein as therein defined), among the undersigned and each of you, as Purchasers, and hereby gives you notice, irrevocably, pursuant to Section 2.10 of the Agreement, that the undersigned hereby requests a Borrowing under the Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.10 of the Agreement:

          (i)   The business day of the Proposed Borrowing is ____________.

          (ii) The aggregate principal amount of the Notes to be issued and sold in the Proposed Borrowing is $____________.

          (iii) The Proposed Borrowing is to consist of [Tranche A Notes] [Tranche B Notes] [Tranche C Notes].

          (iv) The proposed use of proceeds of the Proposed Borrowing is ___________. Such use of proceeds is consistent with Section 2.07 of the Agreement.

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

          (A) the representations and warranties contained in Article 7.02 of the Agreement are true and correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on and as of such date; and

                                                                     Exhibit B-2
                                                                          Page 2

          (B) no Default or Event of Default under the Agreement has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                              Very truly yours,

                              By_____________________________
                                Title:

                                                                       EXHIBIT C
                                                                       ---------
                            FORM OF ACKNOWLEDGMENT
                            ----------------------

                                                             [________ __, ____]

Specialty Products & Insulation Co.
1097 Commercial Avenue
P.O. Box 576
East Petersburg, PA  17520-0576

Attention:  Chief Financial Officer

Ladies & Gentlemen:

          Reference is made to that certain Note Purchase Agreement dated November __, 1998, by and among you and us, as Purchasers, (as amended from time to time, the "Agreement," the terms defined therein being used herein as defined), and to that certain Election Notice dated as of [________ __, ____] delivered by you in respect of the acquisition of ________________ (the "Acquisition"). Such Election Notice specified an Election Amount of $_____________ aggregate principal amount of [Tranche A Notes] [Tranche B Notes] [Tranche C Notes]. This Acknowledgment is delivered pursuant to Section 2.12 of the Agreement.

          This Acknowledgment constitutes our confirmation that the Election Notice is in proper form, that the Acquisition is an Approved Acquisition and that in reliance upon the statements made therein (it being understood that we have not made any independent investigation of the statements contained therein) we hereby irrevocably commit to purchase an aggregate of [$_______] principal amount of [Tranche A Notes] [Tranche B Notes] [Tranche C Notes] pro rata in accordance with our Commitments on the Stand-By Closing Date immediately following the date of this Acknowledgment.

          [You are hereby authorized to deliver this Acknowledgment to any banking institution in connection with a request for credit therefrom in connection with the financing of any Approved Acquisition and we hereby authorize any such banking institution to rely on the commitment contained herein in extending credit to you in connection with any Approved Acquisition.]

                              Very truly yours,

                              EVERCORE CAPITAL PARTNERS L.P.
                              EVERCORE CAPITAL PARTNERS (NQ) L.P.
                              EVERCORE CAPITAL OFFSHORE PARTNERS L.P.

                              By Evercore Partners L.L.C., as General Partner

                              By____________________________________
                                Name:
                                Title:

                                                                     EXHIBIT D-1
                                                                     -----------

                            FORM OF TRANCHE A NOTE
                            ----------------------

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF


Dated: [______]/3/


No. ____                                                $________________/4/


                      SPECIALTY PRODUCTS & INSULATION CO.

         __%/5/ Junior Subordinated Pay-in-Kind Tranche A Notes due 2007


SPECIALTY PRODUCTS & INSULATION CO., a Pennsylvania corporation (the "Company"), for value received, promises to pay [_____________]/6/, or its registered assigns, the principal sum of [__________]/7/ ($[_________])/8/ on March 30,
2007.

          This is one of those certain Tranche A Notes described in that certain Note Purchase Agreement dated November __, 1988 by and among the Company, Evercore Capital Partners L.P., Evercore Capital Partners (NQ) L.P., and Evercore Capital Offshore Partners L.P. (the "Agreement"). Capitalized terms used herein have the meanings assigned to them in the Agreement unless otherwise indicated.


____________________

/3/  Insert issue date

/4/  Insert principal amount in numerals

/5/  Insert applicable Interest Rate

/6/  Insert name of payee

/7/  Insert principal amount in words

/8/  Insert principal amount in numerals

                                                                     Exhibit D-1
                                                                          Page 2

          1. Interest. The Company promises to pay interest on the unpaid principal amount of this Note at the rate and in the manner specified below.
The Company shall pay, in cash, interest on the principal amount of this Note at the rate per annum of ___%/9/; provided, however, that, subject to the last two sentences of this paragraph on each Interest Payment Date, the Company may, at its option and in its sole discretion, in lieu of the payment of interest due in cash on this Note, pay interest on this Note through the issuance of Additional Notes in an aggregate principal amount equal to the amount of interest that would be payable with respect to this Note, if such interest were paid in cash. The Company shall notify the Holders in writing of its election to pay interest on this Note through the issuance of Additional Notes not less than 10 nor more than 45 days prior to the record date for the Interest Payment Date on which Additional Notes will be issued. Additional Notes shall be governed by, and entitled to the benefits of, the Agreement and shall be subject to the terms of the Agreement and shall be subject to the same terms (including the Interest Rate from time to time payable thereon) as this Note (except, as the case may be, with respect to the issuance date and aggregate principal amount). The Company will pay interest semiannually in arrears on March 31 and September 30 of each year (each an "Interest Payment Date"), commencing [March 31, 1999], or if any such day is not a business day on the next succeeding business day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest shall accrue from the most recent Interest Payment Date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of the Notes. To the extent lawful, the Company shall pay interest on overdue principal at the rate of 2% per annum in excess of the then applicable interest rate on the Notes; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful. In the event that the Company elects in respect of any Interest Payment Date to pay interest through the issuance of Additional Notes, interest on this Note shall be paid in Additional Tranche A Notes. Interest in respect of this Note will be payable initially in Additional Tranche A Notes. If at any time after the Closing Date, the Company elects to pay interest in respect of the Notes in cash, the Company may thereafter subsequently elect, in accordance with this paragraph, to pay interest on the Notes in whole, but not in part, in Additional Tranche A Notes (a "Subsequent PIK Election"); provided that the Company shall not be entitled to make more
                --------
than three Subsequent PIK Elections with respect to the Notes.

          2. Method of Payment. The Company shall pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the Record Date immediately preceding the Interest Payment Date, even if such Notes are canceled after such Record Date and on or before such Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal, premium, if any, and interest by its check payable in such U.S. Legal

_______________________

/9/  Insert applicable Interest Rate

                                                                     Exhibit D-1
                                                                          Page 3

Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

          3. Paying Agent and Registrar. Initially, the Company will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without prior notice to any Holder.

          4. Note Purchase Agreement. The Company issued the Notes pursuant to the Agreement. The terms of the Notes include those stated in the Agreement. The Notes are subject to all such terms, and Holders are referred to the Agreement for a statement of such terms. The terms of the Agreement shall govern any inconsistencies between the Agreement and this Note. The Initial Notes and the Additional Notes are treated as a single class of securities under the Agreement. The terms of the Notes include those stated in the Agreement.

          5. Optional Redemption. The Notes will be redeemable, at the Company's option, in whole or in part, at any time upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each holder's registered address, at a redemption price equal to 100% of the principal amount hereof, plus accrued and unpaid interest to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date):

          6. Repurchase at Option of Holder. Section 8.05 of the Agreement provides that upon the occurrence of a Change of Control (as defined in the Agreement), and subject to the further limitations contained therein, the Company will make an offer to purchase the Notes in accordance with procedures set forth in the Agreement.

          7. Selection and Notice of Redemption. In the case of any partial redemption, selection of the Notes for redemption will be made by the Company in compliance with the requirements of Section 6.02 of the Agreement. Securities may be redeemed in part in multiples of $1,000 principal amount only. Notice of redemption will be sent, by first class mail, postage prepaid, at least 30 days but not more than 60 days prior to the date fixed for redemption to each holder whose Notes are to be redeemed at the last address for such holder then shown on the registry books. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the holder thereof upon cancellation of the original Note. On and after any redemption date, interest will cease to accrue on the Notes or part thereof called for redemption as long as the Company has deposited with the Paying Agent in trust for the Holders funds in satisfaction of the redemption price pursuant to the Agreement.

          8. Subordination. The Company's payment of the principal of and interest on the Notes is subordinated and subject to the prior payment in full of the Company's Senior Indebtedness as more fully set forth in the Agreement. Each Holder of Notes by its acceptance hereof covenants and agrees that all payments of the principal and interest on the Notes by the Company shall be subordinated in accordance with Article XI of the Agreement and each Holder accepts and agrees to be bound by such provisions.

                                                                     Exhibit D-1
                                                                          Page 4

          9. Denominations, Transfer, Exchange. The Notes (other than Additional Notes) are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Agreement. The Registrar and the Company may require a Holder among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Agreement. The Registrar need not exchange or register the transfer of any Note or portion of a Note selected for redemption. Also, it need not exchange or register the transfer of any Notes during a period beginning at the opening of business on a business day 15 days before the day of any selection of Notes to be redeemed and ending at the close of business on the day of selection or during the period between a Record Date and the corresponding Interest Payment Date.

          10. Persons Deemed Owners. Prior to due presentment to the Registrar or the Company for registration of the transfer of this Note, the Company and, any Agent may deem and treat the Person in whose name this Note is registered as its absolute owner for the purpose of receiving payment of principal of, premium, if any, and interest on this Note and for all other purposes whatsoever, whether or not this Note is overdue, and neither the Company nor any Agent shall be affected by notice to the contrary. The registered Holder shall be treated as its owner for all purposes.

          11. Amendments and Waivers. Subject to certain exceptions provided in the Agreement, the Agreement or the Notes may be amended with the written consent of the Holders of a majority in principal amount of all outstanding tranches of the Notes, voting as a single class, and any existing Default or Event of Default (except a payment default) may be waived with the consent of the Holders of a majority in principal amount of all outstanding tranches of the Notes, voting as a single class. Without the consent of any Holder, the Agreement or the Notes may be amended to, among other things, cure any ambiguity, defect or inconsistency, or to make any change that does not adversely affect in any material respect the rights of any Holder.

          12. Defaults and Remedies. If an Event of Default occurs and is continuing, the Holders of at least 25% in principal amount of all outstanding tranches of the Notes, voting as a single class, by notice to the Company may declare the principal of and accrued and unpaid interest, if any, on all the Notes to be due and payable. Upon such a declaration, such principal and accrued and unpaid interest shall be due and payable immediately. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Company occurs and is continuing, the principal of and accrued and unpaid interest on all the Notes will become and be immediately due and payable without any declaration or other act on the part of Any holders. Under certain circumstances, the holders of a majority in principal amount of all outstanding tranches of the Notes, voting as a single class, may rescind any such acceleration with respect to the Notes and its consequences.

          13. Restrictive Covenants. The Agreement imposes certain limitations on the ability of the Company and its subsidiaries to, among other things, incur additional Indebtedness, pay dividends or make certain other restricted payments, consummate certain asset sales, enter into certain transactions with affiliates, incur liens, create restrictions on the ability of a subsidiary to pay dividends or make certain payments, sell or issue preferred stock of subsidiaries to third

                                                                     Exhibit D-1
                                                                          Page 5

parties, merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the assets of the Company. Such limitations are subject to a number of important qualifications and exceptions provided for in the Agreement.

          14. Governing Law. The Laws of the State of New York shall govern this Note, without regard to principles of conflict of laws.

          The Company will furnish to any Holder upon written request and without charge a copy of the Agreement. Request may be made to the Company at:
Specialty Products & Insulation Co., 1097 Commerce Avenue, P.O. Box 576, East Petersburg, Pennsylvania 17520-0576, Attention: Secretary.

                              SPECIALTY PRODUCTS & INSULATION CO.

                              By________________________________________
                                Name:
                                Title:


                              By________________________________________
                                Name:
                                Title:

                                                                     EXHIBIT D-2
                                                                     -----------

                            FORM OF TRANCHE B NOTE
                            ----------------------

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF


DATED: [______]/10/


No. ____                                                $______________/11/


                      SPECIALTY PRODUCTS & INSULATION CO.

         __%/12/ Junior Subordinated Pay-in-Kind Tranche B Notes due 2007


SPECIALTY PRODUCTS & INSULATION CO., a Pennsylvania corporation (the "Company"), for value received, promises to pay [_____________]/13/, or its registered assigns, the principal sum of [__________]/14/ ($[_________])/15/ on March 30,
2007.

          This is one of those certain Tranche B Notes described in that certain Note Purchase Agreement dated November __, 1988 by and among the Company, Evercore Capital Partners L.P., Evercore Capital Partners (NQ) L.P., and Evercore Capital Offshore Partners L.P. (the "Agreement"). Capitalized terms used herein have the meanings assigned to them in the Agreement unless otherwise indicated.


________________________

/10/ Insert issue date

/11/ Insert principal amount in numerals

/12/ Insert applicable Interest Rate

/13/ Insert name of payee

/14/ Insert principal amount in words

/15/ Insert principal amount in numerals

                                                                     Exhibit D-2
                                                                          Page 2

          1. Interest. The Company promises to pay interest on the unpaid principal amount of this Note at the rate and in the manner specified below.
The Company shall pay, in cash, interest on the principal amount of this Note at the rate per annum of ___%/16/; provided, however, that, subject to the last two sentences of this paragraph on each Interest Payment Date, the Company may, at its option and in its sole discretion, in lieu of the payment of interest due in cash on this Note, pay interest on this Note through the issuance of Additional Notes in an aggregate principal amount equal to the amount of interest that would be payable with respect to this Note, if such interest were paid in cash. The Company shall notify the Holders in writing of its election to pay interest on this Note through the issuance of Additional Notes not less than 10 nor more than 45 days prior to the record date for the Interest Payment Date on which Additional Notes will be issued. Additional Notes shall be governed by, and entitled to the benefits of, the Agreement and shall be subject to the terms of the Agreement and shall be subject to the same terms (including the Interest Rate from time to time payable thereon) as this Note (except, as the case may be, with respect to the issuance date and aggregate principal amount). The Company will pay interest semiannually in arrears on March 31 and September 30 of each year (each an "Interest Payment Date"), commencing [March 31, 1999], or if any such day is not a business day on the next succeeding business day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest shall accrue from the most recent Interest Payment Date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of the Notes. To the extent lawful, the Company shall pay interest on overdue principal at the rate of 2% per annum in excess of the then applicable interest rate on the Notes; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful. In the event that the Company elects in respect of any Interest Payment Date to pay interest through the issuance of Additional Notes, interest on this Note shall be paid in Additional Tranche B Notes. Interest in respect of this Note will be payable initially in Additional Tranche B Notes. If at any time after the Closing Date, the Company elects to pay interest in respect of the Notes in cash, the Company may thereafter subsequently elect, in accordance with this paragraph, to pay interest on the Notes in whole, but not in part, in Additional Tranche B Notes (a "Subsequent PIK Election"); provided that the Company shall not be entitled to make more
                --------
than three Subsequent PIK Elections with respect to the Notes.

          2. Method of Payment. The Company shall pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the Record Date immediately preceding the Interest Payment Date, even if such Notes are canceled after such Record Date and on or before such Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal, premium, if any, and interest by its check payable in such U.S. Legal


__________________________
/16/  Insert applicable Interest Rate

                                                                     Exhibit D-2
                                                                          Page 3

Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

          3. Paying Agent and Registrar. Initially, the Company will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without prior notice to any Holder.

          4. Note Purchase Agreement. The Company issued the Notes pursuant to the Agreement. The terms of the Notes include those stated in the Agreement. The Notes are subject to all such terms, and Holders are referred to the Agreement for a statement of such terms. The terms of the Agreement shall govern any inconsistencies between the Agreement and this Note. The Initial Notes and the Additional Notes are treated as a single class of securities under the Agreement. The terms of the Notes include those stated in the Agreement.

          5. Optional Redemption. The Notes will be redeemable, at the Company's option, in whole or in part, at any time upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each holder's registered address, at a redemption price equal to 100% of the principal amount hereof, plus accrued and unpaid interest to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date):

          6. Repurchase at Option of Holder. Section 8.05 of the Agreement provides that upon the occurrence of a Change of Control (as defined in the Agreement), and subject to the further limitations contained therein, the Company will make an offer to purchase the Notes in accordance with procedures set forth in the Agreement.

          7. Selection and Notice of Redemption. In the case of any partial redemption, selection of the Notes for redemption will be made by the Company in compliance with the requirements of Section 6.02 of the Agreement. Securities may be redeemed in part in multiples of $1,000 principal amount only. Notice of redemption will be sent, by first class mail, postage prepaid, at least 30 days but not more than 60 days prior to the date fixed for redemption to each holder whose Notes are to be redeemed at the last address for such holder then shown on the registry books. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the holder thereof upon cancellation of the original Note. On and after any redemption date, interest will cease to accrue on the Notes or part thereof called for redemption as long as the Company has deposited with the Paying Agent in trust for the Holders funds in satisfaction of the redemption price pursuant to the Agreement.

          8. Subordination. The Company's payment of the principal of and interest on the Notes is subordinated and subject to the prior payment in full of the Company's Senior Indebtedness as more fully set forth in the Agreement. Each Holder of Notes by its acceptance hereof covenants and agrees that all payments of the principal and interest on the Notes by the Company shall be subordinated in accordance with Article XI of the Agreement and each Holder accepts and agrees to be bound by such provisions.

                                                                     Exhibit D-2
                                                                          Page 4

          9. Denominations, Transfer, Exchange. The Notes (other than Additional Notes) are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Agreement. The Registrar and the Company may require a Holder among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Agreement. The Registrar need not exchange or register the transfer of any Note or portion of a Note selected for redemption. Also, it need not exchange or register the transfer of any Notes during a period beginning at the opening of business on a business day 15 days before the day of any selection of Notes to be redeemed and ending at the close of business on the day of selection or during the period between a Record Date and the corresponding Interest Payment Date.

          10. Persons Deemed Owners. Prior to due presentment to the Registrar or the Company for registration of the transfer of this Note, the Company and, any Agent may deem and treat the Person in whose name this Note is registered as its absolute owner for the purpose of receiving payment of principal of, premium, if any, and interest on this Note and for all other purposes whatsoever, whether or not this Note is overdue, and neither the Company nor any Agent shall be affected by notice to the contrary. The registered Holder shall be treated as its owner for all purposes.

          11. Amendments and Waivers. Subject to certain exceptions provided in the Agreement, the Agreement or the Notes may be amended with the written consent of the Holders of a majority in principal amount of all outstanding tranches of the Notes, voting as a single class, and any existing Default or Event of Default (except a payment default) may be waived with the consent of the Holders of a majority in principal amount of all outstanding tranches of the Notes, voting as a single class. Without the consent of any Holder, the Agreement or the Notes may be amended to, among other things, cure any ambiguity, defect or inconsistency, or to make any change that does not adversely affect in any material respect the rights of any Holder.

          12. Defaults and Remedies. If an Event of Default occurs and is continuing, the Holders of at least 25% in principal amount of all outstanding tranches of the Notes, voting as a single class, by notice to the Company may declare the principal of and accrued and unpaid interest, if any, on all the Notes to be due and payable. Upon such a declaration, such principal and accrued and unpaid interest shall be due and payable immediately. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Company occurs and is continuing, the principal of and accrued and unpaid interest on all the Notes will become and be immediately due and payable without any declaration or other act on the part of Any holders. Under certain circumstances, the holders of a majority in principal amount of all outstanding tranches of the Notes, voting as a single class, may rescind any such acceleration with respect to the Notes and its consequences.

          13. Restrictive Covenants. The Agreement imposes certain limitations on the ability of the Company and its subsidiaries to, among other things, incur additional Indebtedness, pay dividends or make certain other restricted payments, consummate certain asset sales, enter into certain transactions with affiliates, incur liens, create restrictions on the ability of a subsidiary to pay dividends or make certain payments, sell or issue preferred stock of subsidiaries to third

                                                                     Exhibit D-2
                                                                          Page 5

parties, merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the assets of the Company. Such limitations are subject to a number of important qualifications and exceptions provided for in the Agreement.

          14. Governing Law. The Laws of the State of New York shall govern this Note, without regard to principles of conflict of laws.

          The Company will furnish to any Holder upon written request and without charge a copy of the Agreement. Request may be made to the Company at:
Specialty Products & Insulation Co., 1097 Commerce Avenue, P.O. Box 576, East Petersburg, Pennsylvania 17520-0576, Attention: Secretary.

                              SPECIALTY PRODUCTS & INSULATION CO.

                              By______________________________________
                                Name:
                                Title:


                              By______________________________________
                                Name:
                                Title:

                                                                     EXHIBIT D-3
                                                                     -----------

                            FORM OF TRANCHE C NOTE
                            ----------------------

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF


DATED: [______]/17/


No. ____                                                $________________/18/


                      SPECIALTY PRODUCTS & INSULATION CO.

         __%/19/ Junior Subordinated Pay-in-Kind Tranche C Notes due 2007


SPECIALTY PRODUCTS & INSULATION CO., a Pennsylvania corporation (the "Company"), for value received, promises to pay [_____________]/20/, or its registered assigns, the principal sum of [__________]/21/ ($[_________])/22/ on March 30,
2007.

          This is one of those certain Tranche C Notes described in that certain Note Purchase Agreement dated November __, 1988 by and among the Company, Evercore Capital Partners L.P., Evercore Capital Partners (NQ) L.P., and Evercore Capital Offshore Partners L.P. (the "Agreement"). Capitalized terms used herein have the meanings assigned to them in the Agreement unless otherwise indicated.


____________________

/17/  Insert issue date

/18/  Insert principal amount in numerals

/19/  Insert applicable Interest Rate

/20/  Insert name of payee

/21/  Insert principal amount in words

/22/  Insert principal amount in numerals

                                                                     Exhibit D-3
                                                                          Page 2

          15. Interest. The Company promises to pay interest on the unpaid principal amount of this Note at the rate and in the manner specified below.
The Company shall pay, in cash, interest on the principal amount of this Note at the rate per annum of ___%/23/; provided, however, that, subject to the last two sentences of this paragraph on each Interest Payment Date, the Company may, at its option and in its sole discretion, in lieu of the payment of interest due in cash on this Note, pay interest on this Note through the issuance of Additional Notes in an aggregate principal amount equal to the amount of interest that would be payable with respect to this Note, if such interest were paid in cash. The Company shall notify the Holders in writing of its election to pay interest on this Note through the issuance of Additional Notes not less than 10 nor more than 45 days prior to the record date for the Interest Payment Date on which Additional Notes will be issued. Additional Notes shall be governed by, and entitled to the benefits of, the Agreement and shall be subject to the terms of the Agreement and shall be subject to the same terms (including the Interest Rate from time to time payable thereon) as this Note (except, as the case may be, with respect to the issuance date and aggregate principal amount). The Company will pay interest semiannually in arrears on March 31 and September 30 of each year (each an "Interest Payment Date"), commencing [March 31, 1999], or if any such day is not a business day on the next succeeding business day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest shall accrue from the most recent Interest Payment Date to which interest has been paid or, if no interest has been paid, from the date of the original issuance of the Notes. To the extent lawful, the Company shall pay interest on overdue principal at the rate of 2% per annum in excess of the then applicable interest rate on the Notes; it shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful. In the event that the Company elects in respect of any Interest Payment Date to pay interest through the issuance of Additional Notes, interest on this Note shall be paid in Additional Tranche C Notes. Interest in respect of this Note will be payable initially in Additional Tranche C Notes. If at any time after the Closing Date, the Company elects to pay interest in respect of the Notes in cash, the Company may thereafter subsequently elect, in accordance with this paragraph, to pay interest on the Notes in whole, but not in part, in Additional Tranche C Notes (a "Subsequent PIK Election"); provided that the Company shall not be entitled to make more
                --------
than three Subsequent PIK Elections with respect to the Notes.

          16. Method of Payment. The Company shall pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the Record Date immediately preceding the Interest Payment Date, even if such Notes are canceled after such Record Date and on or before such Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal, premium, if any, and interest by its check payable in such U.S. Legal


_________________________

/23/ Insert applicable Interest Rate

                                                                     Exhibit D-3
                                                                          Page 3

Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

          17. Paying Agent and Registrar. Initially, the Company will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without prior notice to any Holder.

          18. Note Purchase Agreement. The Company issued the Notes pursuant to the Agreement. The terms of the Notes include those stated in the Agreement. The Notes are subject to all such terms, and Holders are referred to the Agreement for a statement of such terms. The terms of the Agreement shall govern any inconsistencies between the Agreement and this Note. The Initial Notes and the Additional Notes are treated as a single class of securities under the Agreement. The terms of the Notes include those stated in the Agreement.

          19. Optional Redemption. The Notes will be redeemable, at the Company's option, in whole or in part, at any time upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each holder's registered address, at a redemption price equal to 100% of the principal amount hereof, plus accrued and unpaid interest to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date):

          20. Repurchase at Option of Holder. Section 8.05 of the Agreement provides that upon the occurrence of a Change of Control (as defined in the Agreement), and subject to the further limitations contained therein, the Company will make an offer to purchase the Notes in accordance with procedures set forth in the Agreement.

          21. Selection and Notice of Redemption. In the case of any partial redemption, selection of the Notes for redemption will be made by the Company in compliance with the requirements of Section 6.02 of the Agreement. Securities may be redeemed in part in multiples of $1,000 principal amount only. Notice of redemption will be sent, by first class mail, postage prepaid, at least 30 days but not more than 60 days prior to the date fixed for redemption to each holder whose Notes are to be redeemed at the last address for such holder then shown on the registry books. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the holder thereof upon cancellation of the original Note. On and after any redemption date, interest will cease to accrue on the Notes or part thereof called for redemption as long as the Company has deposited with the Paying Agent in trust for the Holders funds in satisfaction of the redemption price pursuant to the Agreement.

          22. Subordination. The Company's payment of the principal of and interest on the Notes is subordinated and subject to the prior payment in full of the Company's Senior Indebtedness as more fully set forth in the Agreement. Each Holder of Notes by its acceptance hereof covenants and agrees that all payments of the principal and interest on the Notes by the Company shall be subordinated in accordance with Article XI of the Agreement and each Holder accepts and agrees to be bound by such provisions.

                                                                     Exhibit D-3
                                                                          Page 4

          23. Denominations, Transfer, Exchange. The Notes (other than Additional Notes) are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Agreement. The Registrar and the Company may require a Holder among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Agreement. The Registrar need not exchange or register the transfer of any Note or portion of a Note selected for redemption. Also, it need not exchange or register the transfer of any Notes during a period beginning at the opening of business on a business day 15 days before the day of any selection of Notes to be redeemed and ending at the close of business on the day of selection or during the period between a Record Date and the corresponding Interest Payment Date.

          24. Persons Deemed Owners. Prior to due presentment to the Registrar or the Company for registration of the transfer of this Note, the Company and, any Agent may deem and treat the Person in whose name this Note is registered as its absolute owner for the purpose of receiving payment of principal of, premium, if any, and interest on this Note and for all other purposes whatsoever, whether or not this Note is overdue, and neither the Company nor any Agent shall be affected by notice to the contrary. The registered Holder shall be treated as its owner for all purposes.

          25. Amendments and Waivers. Subject to certain exceptions provided in the Agreement, the Agreement or the Notes may be amended with the written consent of the Holders of a majority in principal amount of all outstanding tranches of the Notes, voting as a single class, and any existing Default or Event of Default (except a payment default) may be waived with the consent of the Holders of a majority in principal amount of all outstanding tranches of the Notes, voting as a single class. Without the consent of any Holder, the Agreement or the Notes may be amended to, among other things, cure any ambiguity, defect or inconsistency, or to make any change that does not adversely affect in any material respect the rights of any Holder.

          26. Defaults and Remedies. If an Event of Default occurs and is continuing, the Holders of at least 25% in principal amount of all outstanding tranches of the Notes, voting as a single class, by notice to the Company may declare the principal of and accrued and unpaid interest, if any, on all the Notes to be due and payable. Upon such a declaration, such principal and accrued and unpaid interest shall be due and payable immediately. If an Event of Default relating to certain events of bankruptcy, insolvency or reorganization of the Company occurs and is continuing, the principal of and accrued and unpaid interest on all the Notes will become and be immediately due and payable without any declaration or other act on the part of Any holders. Under certain circumstances, the holders of a majority in principal amount of all outstanding tranches of the Notes, voting as a single class, may rescind any such acceleration with respect to the Notes and its consequences.

          27. Restrictive Covenants. The Agreement imposes certain limitations on the ability of the Company and its subsidiaries to, among other things, incur additional Indebtedness, pay dividends or make certain other restricted payments, consummate certain asset sales, enter into certain transactions with affiliates, incur liens, create restrictions on the ability of a subsidiary to pay dividends or make certain payments, sell or issue preferred stock of subsidiaries to third

                                                                     Exhibit D-3
                                                                          Page 5

parties, merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the assets of the Company. Such limitations are subject to a number of important qualifications and exceptions provided for in the Agreement.

          28. Governing Law. The Laws of the State of New York shall govern this Note, without regard to principles of conflict of laws.

          The Company will furnish to any Holder upon written request and without charge a copy of the Agreement. Request may be made to the Company at:
Specialty Products & Insulation Co., 1097 Commerce Avenue, P.O. Box 576, East Petersburg, Pennsylvania 17520-0576, Attention: Secretary.

                              SPECIALTY PRODUCTS & INSULATION CO.

                              By________________________________________
                                Name:
                                Title:


                              By________________________________________
                                Name:
                                Title: